SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                        [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                           Rose's Holdings, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction: 0

         (5)  Total fee paid: 0

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

--------------------------------------------------------------------------------

         (4)  Date Filed:
--------------------------------------------------------------------------------

                              Rose's Holdings, Inc.


                              150 East 52nd Street
                            New York, New York 10022



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


            The annual meeting of stockholders of Rose's Holdings, Inc. (the "Corporation") will be held at _______________________________________________
on _______, _______, 1998 at 10:00 a.m. (local time) for the following purposes:

      1. to elect three directors of the Corporation to the class whose term expires in 2001;

      2. to consider and act upon a proposal to amend the Corporation's Restated Certificate of Incorporation to (i) change the par value of the Corporation's capital stock from no par value to $.001 par value per share and (ii) delete therefrom certain unnecessary provisions relating to the bankruptcy of the Corporation's former operating subsidiary.

      3. to consider and act upon a proposal to amend the Corporation's Restated Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Corporation's common stock;

      4. to consider and act upon a proposal to amend the Corporation's Restated Certificate of Incorporation to (i) eliminate the Corporation's staggered Board of Directors and (ii) reduce the required number of Board members;

      5. to consider and act upon a proposal to approve the performance bonus award to the president and chief executive officer of a subsidiary of the Corporation to qualify such award under Section 162(m) of the Internal Revenue Code of 1986, as amended;

      6. to consider and act upon a proposal to approve the merger of the Corporation's New Equity Compensation Plan with the Long Term Stock Incentive Plan, together with certain amendments to the Long Term Stock Incentive Plan;

      7. to ratify the appointment of KPMG Peat Marwick LLP, independent accountants, to audit the books and accounts of the Corporation; and

      8. to transact such other business as may properly come before the meeting or any adjournments thereof.

            The Board of Directors has fixed the close of business on September 11, 1998 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

            A proxy and return envelope are enclosed for your convenience.

                                          By order of the Board of Directors,


                                          Jack L. Howard
                                          Secretary

September __, 1998


          ============================================================
                             YOUR VOTE IS IMPORTANT

                 Please mark, sign, and date the enclosed proxy
                card and return it promptly in the enclosed self-
                           addressed, stamped envelope
          ============================================================

                              Rose's Holdings, Inc.

                              150 East 52nd Street
                            New York, New York 10022

                              --------------------

            This Proxy Statement is furnished to the stockholders of Rose's Holdings, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on October __, 1998 and any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about September 21, 1998.

            Only holders of securities entitled to vote at the Annual Meeting at the close of business on September 11, 1998, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date the Corporation had issued and outstanding _________ shares of common stock, no par value (the "Common Stock"), entitled to vote at the Annual Meeting, each share being entitled to one vote.

            Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before such proxies are voted. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder so attending, in writing, so notifies the Secretary of the Annual Meeting at any time prior to the voting of the proxy.

            The presence, in person or by proxy, of the holders of at least a majority of the shares of Common Stock outstanding on the record date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

            The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than those matters described on the attached Notice and herein. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

            The Corporation will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

            All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote for the nominees for election as directors of the Corporation listed herein and for those matters described on the attached Notice and herein. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will have the same effect as a vote against a proposal. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate.


                             PRINCIPAL STOCKHOLDERS

            The only persons known by the Corporation to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, as of July 31, 1998, are indicated below:

                                       Amount and
                                       Nature of
                                       Beneficial
Name and Address                       Ownership            Percentage of Class
----------------                       -----------          -------------------
Warren G. Lichtenstein                 2,156,038(1)                24.7%
150 East 52nd Street
New York, New York  10022

Steel Partners II, L.P.                1,961,559(2)                22.7%
150 East 52nd Street
New York, New York  10022

Earle C. May                           1,474,207(3)                17.0%
4550 Kruse Way #345
Lake Oswego, Oregon  97035

May Management, Inc.                   1,430,975                   16.6%
4550 Kruse Way #345
Lake Oswego, Oregon  97035

----------

(1) Includes: (a) 5,000 shares of Common Stock owned by Mr. Lichtenstein; (b) 189,479 shares of Common Stock issuable upon the exercise of options owned by Mr. Lichtenstein; (c) 1,918,190 shares of Common Stock owned by Steel Partners II, L.P.; and (d) 43,369 shares of Common Stock issuable upon the exercise of warrants owned by Steel Partners II, L.P. Mr. Lichtenstein is the chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P. except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.

(2) Represents 1,918,190 shares of Common Stock and 43,369 shares of Common Stock issuable upon exercise of warrants.

(3) Includes: (a) 11,730 shares of Common Stock owned by Mr. May; (b) 31,507 shares of Common Stock issuable upon the exercise of options owned by Mr. May; (c) 100,595 shares of Common Stock owned by May Management, Inc.; and
      (d) 1,330,375 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.

                              --------------------

            Except as noted in the footnotes above, (i) none of such shares is known by the Corporation to be shares with respect to which the beneficial owner has the right to acquire beneficial ownership and (ii) the Corporation believes the beneficial owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.


Beneficial Ownership of Directors and Management

            Set forth below is certain information concerning the beneficial ownership of Common Stock as of July 31, 1998 by (a) the Corporation's directors, (b) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

                                             Amount and
Name of                                       Nature of
Beneficial                                    Beneficial
Owner                                        Ownership (1)     Percent of Class
-----------                                  -------------     ----------------
R. Edward Anderson                               67,284               *
Jack L. Howard                                  139,368              1.6%
Warren G. Lichtenstein                        2,156,038(2)          24.7%
Earle C. May                                  1,474,207(3)          17.0%
Joseph L. Mullen                                 31,507               *
J. David Rosenberg                              156,490              1.7%
Harold Smith                                     31,507               *
N. Hunter Wyche, Jr.                             31,507               *
Robert Greenwald                                      0               *
Bobby L. Sasser                                       0               *

All current directors and executive
  officers as a group (seven persons)         4,087,908(4)          46.9%

----------

*     Less than 1% of the outstanding Common Stock.

(1) Includes shares subject to warrants and options that are exercisable within 60 days, as follows: Mr. Howard - 82,068 shares; Mr. Lichtenstein - 189,479 shares; Mr. May - 31,507 shares;

      Mr. Mullen - 31,507 shares; Mr. Rosenberg - 120,990 shares; Mr. Smith - 31,507 shares; Mr. Wyche - 31,507 shares; and all directors and executive officers as a group - 518,565 shares.

(2) Includes 1,918,190 shares of Common Stock and 43,369 shares subject to warrants that are exercisable within 60 days that are owned by Steel Partners II, L.P. Mr. Lichtenstein is chief executive officer of the general partner of Steel Partners II, L.P. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock owned by Steel Partners II, L.P., except to the extent of his pecuniary interest in such shares of Common Stock, which is less than the amount disclosed.

(3) Includes 100,595 shares of Common Stock owned by May Management, Inc. and 1,330,375 shares of Common Stock held in customer accounts as to which May Management, Inc. has shared dispositive power. Mr. May is the chief executive officer and a principal stockholder of May Management, Inc. and may be deemed to be the beneficial owner of shares owned by May Management, Inc. or as to which May Management, Inc. has shared dispositive power.

(4) Messrs. Anderson, Greenwald, and Sasser resigned as officers of the Corporation on December 2, 1997 upon the sale by the Corporation of its operating subsidiary. Accordingly, the shares owned by them are not included in the aggregate number of shares of Common Stock owned by all current directors and executive officers as a group.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

            Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Corporation's directors, executive officers, and any persons holding more than 10% of any class of the Corporation's equity securities registered pursuant to
Section 12 of the Exchange Act are required to report their ownership of such equity securities, and any changes in that ownership, on a timely basis to the Securities and Exchange Commission. The Corporation believes that all such reports required to be filed during the fiscal year ended January 31, 1998 ("Fiscal 1997") were filed on a timely basis except that each of Messrs. Howard, Lichtenstein, May, and Rosenberg inadvertently did not file a report on a timely basis relating to stock options or stock granted in lieu of cash payment of director fees. Upon discovery, the reports were filed. The Corporation's belief is based solely on its review of Forms 3, 4, and 5 and amendments thereto furnished to the Corporation during, and with respect to, Fiscal 1997 by persons known to be subject to Section 16 of the Exchange Act.


Board Committees and Membership

            The members of the Compensation Committee of the Board of Directors are Messrs. Wyche (Chairman), Rosenberg, and Smith. The Compensation Committee held three meetings during Fiscal 1997. Duties of the Compensation Committee include: reviewing management compensation programs; reviewing and approving compensation changes for senior executive officers; and administering management stock option and incentive plans.

            The members of the Audit Committee of the Board of Directors are Messrs. Rosenberg (Chairman), Mullen, and Smith. The Audit Committee held three meetings during Fiscal 1997. Duties of the Audit Committee include: recommending independent certified public accountants; reviewing the scope of the audit examinations, including fees and staffing; reviewing the independence of the auditors;

reviewing findings and recommendations of auditors and management's response; and reviewing the internal audit and control functions.

            The members of the Special Transactions Committee of the Board of Directors are Messrs. Lichtenstein (Chairman) and Smith. The Special Transactions Committee held two meetings during Fiscal 1997. Duties of the Special Transactions Committee include: the exploration of alternatives for the possible divestiture of the assets of the Corporation's operating subsidiary and the exploration of potential acquisitions by the Corporation. The Special Transactions Committee was disbanded at the end of Fiscal 1997, following the sale of the Corporation's operating subsidiary to Variety Wholesalers Inc. on December 2, 1997.

            The members of the Transition Committee of the Board of Directors are Messrs. Lichtenstein (Chairman) and Rosenberg. The Transition Committee held one meeting during Fiscal 1997. Duties of the Transition Committee include: determining, on a going-forward basis following the sale of the Corporation's operating subsidiary, the responsibilities of the Corporation's management. The Transition Committee was disbanded at the end of Fiscal 1997.

            The Board does not have a nominating committee or an executive committee. In Fiscal 1997, the Board of Directors held 16 meetings and committees of the Board held a total of nine meetings. During Fiscal 1997, all of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board of Directors on which such director served, except Mr. May.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Cash and Other Compensation

            The following table sets forth all the compensation earned for services rendered in all capacities, during the fiscal years indicated, by the two persons who served as chief executive officer of the Corporation during Fiscal 1997 and the two other highest paid executive officers who were not with the Corporation at the end of Fiscal 1997, but whose compensation would have been included in the following table if they had been employed by the Corporation at the end of Fiscal 1997 (collectively, the "Named Executives").

                                                                                      Long-Term Compensation
                                                                               -----------------------------------
                                             Annual Compensation                         Awards            Payouts
                                    --------------------------------------     ------------------------    -------
          (a)              (b)         (c)           (d)            (e)            (f)          (g)          (h)           (i)
                                                                               Restricted
                                                                   Other          Stock                     LTIP
                                                                  Annual         Awards      Options/      Payouts      All Other
Name and                                            Bonus         Compen-      ----------      SARs        -------       Compen-
Principal Position         Year     Salary ($)      ($)(1)      sation (2)         ($)        (#) (3)        ($)        sation(4)
------------------         ----     ----------      ------      ----------         ---      -----------      ---        ---------
Warren G.                  1997          --             --              --                     32,629        --                --
Lichtenstein (5)
President and chief
executive officer
R. Edward                  1997     375,962         88,600           8,956         --              --        --         1,005,464
Anderson                   1996     424,523             --           5,094         --              --        --             6,198
President and chief        1995     407,692             --           4,518         --         137,500        --             6,198
executive officer
Bobby L. Sasser            1997     180,000             --          13,342         --              --        --             6,089
Senior Vice                1996      15,385(6)      20,000              --         --              --        --                --
President                  1995          --             --              --         --              --        --                --
Merchandising
& Marketing
Robert Greenwald           1997     144,615         15,000           7,485         --              --        --             5,345
Vice President             1996          --             --           1,641         --              --        --             5,528
GMM Softlines              1995          --             --           2,097         --          50,000        --             5,528

----------

(1) The 1997 bonus for Mr. Anderson represents the value of Common Stock awarded upon the successful emergence of the Corporation from Chapter 11 reorganization in 1995. All restrictions on the use and enjoyment of such Common Stock lapsed during 1997.

(2) "Other Annual Compensation" consists of tax gross-ups on medical and moving expense reimbursements.

(3) Messrs. Anderson, Sasser, and Greenwald resigned as officers of the Corporation on December 2, 1997 upon the sale of the Corporation's operating subsidiary, and all Options/SARs listed in column (g), other than those granted to Mr. Lichtenstein, expired on such date.

(4) "All Other Compensation" consists of automobile allowance and severance payments ($1,000,100 in the case of Mr. Anderson, and $100 in the case of each of the other officers) relating to their resignation of the Corporation upon the sale by the Corporation of its operating subsidiary on December 2, 1997.

(5) Mr. Lichtenstein was elected President and chief executive officer of the Corporation on December 2, 1997. Mr. Lichtenstein received in Fiscal 1997 no compensation for acting as such, although, for his services as a director, Mr. Lichtenstein received the same compensation as other directors. See "Director Compensation" below.

(6) Represents Mr. Sasser's compensation from December 16, 1996, the date of commencement of his employment with the Corporation.


Stock Options

            The following table sets forth information with respect to options granted to the Named Executives during Fiscal 1997. No stock appreciation rights were granted to the Named Executives during Fiscal 1997.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                   Potential Realizable Value
                                                                                                     at Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                                             Individual Grants                         for Option Term (2)
                                                             -----------------                         -------------------
                                           Number of      Percent of
                                          Securities    Total Options
                                          Underlying      Granted to    Exercise or
                                            Options      Employees in   Base Price    Expiration
Name                                      Granted(1)     Fiscal Year      ($/Sh)         Date          5%($)        10%($)
----                                      -----------    -----------      ------         ----          -----        ------
Warren G. Lichtenstein                      8,450           25.9%         1.875         1/26/02        4,337        9,673
                                            8,219           25.2%         1.9375        4/27/02        4,399        9,722
                                            8,333           25.5%         1.4375        7/27/02        3,310        7,313
                                            7,627           23.3%         1.5625       10/26/02        3,292        7,275

(1) All of the options were granted as a result of Mr. Lichtenstein's service as a non-employee director of the Corporation in lieu of director's fees otherwise payable in cash. See "Director Compensation" below.

(2) In accordance with rules promulgated by the Securities and Exchange Commission, the potential realizable value of these grants (on a pre-tax basis) assumes that the Common Stock gains 5% or 10% in value per year, compounded over the five-year life of the options. These are assumed rates of appreciation and are not intended to forecast future appreciation of the Common Stock.


            The following table sets forth information with respect to options held as of January 29, 1998 by the Named Executives. No options were exercised by the Named Executives of the Company during Fiscal 1997.

                          FISCAL YEAR-END OPTION VALUES

                                                Number of Unexercised Options           Value of Unexercised In-the-Money
                                                    at Fiscal Year-End(#)                Options at Fiscal Year-End($)(1)
                                              ---------------------------------         ---------------------------------
Name                                          Exercisable         Unexercisable         Exercisable         Unexercisable
----                                          -----------         -------------         -----------         -------------
Warren G. Lichtenstein                           32,629                 0                 $781.22                 0

(1) The value of in-the-money options assumes the closing sales price of the Common Stock underlying the options as of January 29, 1998 ($1.53125).


Employment Contracts, Termination of Employment and Change-In-Control
Arrangements

            Effective May 29, 1995, the Board of Directors approved a new employment agreement with R. Edward Anderson, then President and chief executive officer of the Corporation, which provided for his employment for an initial three-year term. In contemplation of the sale of Rose's Stores, Inc., the Corporation's operating subsidiary ("Stores"), and in order to facilitate such sale, Mr. Anderson agreed to amendments to the employment agreement at the request of the Board of Directors. Under the terms of the employment agreement as amended, Mr. Anderson received a base salary of $425,000 and was further entitled to participate in all bonus, incentive, and equity plans and all pension, health, insurance, and fringe benefit plans, as well as perquisites, established by the Corporation. The agreement as amended also included a change of control allowance under which Mr. Anderson had the right to terminate the employment agreement and to be paid a severance payment of $1.0 million. Upon the consummation of the sale of Stores to Variety Wholesalers, Inc. on December 2, 1997, Mr. Anderson terminated the agreement and his employment with the Corporation and resigned from the Board of Directors of the Corporation, and the Corporation paid Mr. Anderson such $1.0 million severance payment.

            Prior to consummation of the sale of Stores, the Corporation maintained a severance program for employees of Stores providing for the payment of certain benefits upon the cessation of employment of the executive officers of the Corporation, including the Named Executives other than the chief executive officer. By reason of the sale of Stores, the Corporation's obligations under the severance program were terminated. No benefits were paid under the severance program prior to or incident to the sale of Stores.


Compensation Committee Interlocks and Insider Participation

            During Fiscal 1997, the Compensation Committee consisted of Messrs. Wyche (Chairman), Rosenberg and Smith and, until the meeting of the Board of Directors on December 2, 1997, Mr. Howard. None of such members were officers or employees of the Corporation during Fiscal 1997 or in prior fiscal years, with the exception of Mr. Howard, who resigned from the committee upon being appointed an officer of the Company at the December 2, 1997 meeting of the Board. None of the executive officers of the Corporation served as a member of the board of directors of another entity or as a member of the compensation committee of another entity during Fiscal 1997.

Director Compensation

            Effective July 22, 1997, the compensation of the non-employee directors of the Corporation was reduced by the Board of Directors by 25% to provide for an annual retainer fee (the "Retainer Fee") of $18,000 per year, plus a meeting fee (a "Meeting Fee") for each meeting (i) of the Board of Directors (in the amount of $1,125 per meeting for attendance in person or $562.50 for attendance by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,125 per meeting), and (iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $375 per meeting). Pursuant to the 1997 Long-Term Incentive Stock Plan, approved by the stockholders at the 1997 annual meeting of stockholders, beginning with Fiscal 1997 the Retainer Fee and Meeting Fees were payable, at the election of each director, in the form of cash, grants ("Stock Awards") of Common Stock, and options to purchase Common Stock ("Options"), provided that a director electing to receive Stock Awards or Options had to elect to receive his Retainer Fee in such forms and could elect to receive his Meeting Fees in such forms.

            On January 15, 1998, the compensation of the non-employee directors of the Corporation for the fiscal year ending January 30, 1999 was set as follows: a Retainer Fee of $24,000 per year which is paid in the form of Options pursuant to the 1997 Long-Term Incentive Stock Plan; plus Meeting Fees, in the form of cash, for each meeting (i) of the Board of Directors (in the amount of $1,125 per meeting, regardless of attendance in person or by telephone), (ii) of a committee of the Board of Directors that does not meet on the same day as a meeting of the Board of Directors (in the amount of $1,125 per meeting), and
(iii) of a committee of the Board of Directors that meets on the same day as the Board of Directors (in the amount of $375 per meeting). Directors are reimbursed for their actual travel and other expenses.

            Pursuant to the 1997 Long-Term Incentive Stock Plan: (i) Options are valued using the Black-Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (ii) the exercise price of the Options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; (iii) a director's entitlement to receive Options will vest, and will be granted or issued, or deemed to be granted or issued, on the first day of the quarter as to which the Retainer Fee is payable; and (iv) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation.


Certain Relationships and Related Transactions

            As of March 31, 1998, the Corporation sub-sub-leased from Gateway Industries, Inc. office space on a non-exclusive basis for use as corporate headquarters or for other corporate uses. Under terms of this sub-sub-lease, the Corporation is obligated to pay one-third of all amounts payable, as billed to Gateway under the master sub-lease. Gateway Industries, Inc.'s sub-lease for the space is with Steel Partners II, L.P., as sub-landlord. Warren Lichtenstein, a director and the President and chief executive officer of the Corporation, beneficially owns more than 10% of the outstanding voting stock of Gateway Industries, Inc. and is the chief executive officer of the general partner of Steel Partners II, L.P. The rent payable by the Corporation is approximately $2,700 per month. The sub-sub-lease runs through March 30, 2001, but may be terminated by either party on 30 days' notice.

                      REPORT OF THE COMPENSATION COMMITTEE

            The Compensation Committee determines the Corporation's executive compensation policies. Subject to the terms of existing employment agreements between the Corporation and certain of its executive officers, the Compensation Committee determines the compensation of the Corporation's senior management and executive officers and administers incentive and stock option plans for all employees including the executive officers. The Compensation Committee met three times during Fiscal 1997, and at all such meetings the Compensation Committee was comprised solely of outside directors.


Compensation Policies

            Set forth below is a description of the executive compensation policies of the Compensation Committee prior to the sale by the Corporation in December 1997 of its operating subsidiary, Stores. It is expected that the Compensation Committee will continue these policies as the Corporation continues to attempt to locate, purchase, and operate other businesses.

            The executive compensation policies of the Compensation Committee are based on three fundamental goals: (i) to attract and retain corporate officers and other key employees who are considered to be essential to the competitive repositioning of the Corporation in its markets; (ii) to ensure that an appropriate relationship exists between annual bonus compensation and the performance of the Corporation; and (iii) to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value. These policies are implemented through determinations as to base salary, standards for determination of annual bonus compensation, and awards of equity compensation.


Fiscal 1997 Executive Compensation

            Subject to the terms of an existing employment agreement, the base salaries of the Named Executives were approved by the Compensation Committee. No stock options were granted to any of the Named Executives, other than to Mr. Lichtenstein in lieu of director's fees. Although a bonus program providing for an annual bonus award based on the achievement of certain financial objectives or as approved by the Compensation Committee in 1996, no awards were made with respect to Fiscal 1997. The Corporation maintained a severance program for employees of Stores, the Corporation's former operating subsidiary. See "Employment Agreements, Termination of Employment and Change-In-Control Agreements."


Chief Executive Officer Compensation

            In 1997, in order to facilitate the sale of the Corporation's subsidiary, at the request of the Board of Directors, R. Edward Anderson, then President and chief executive officer of the Corporation, agreed to certain amendments to his employment agreement, including a severance payment in the amount of $1.0 million in the event of a change of control. See "Employment Agreements, Termination of Employment and Change-in-Control Agreement." Upon the consummation of the sale of Stores on December 2, 1997, Mr. Anderson terminated the agreement and his employment with the Corporation, and resigned from the Board of Directors. Mr. Anderson received only the amounts provided for under the amended employment agreement, including such $1.0 million severance payment, and was not granted a bonus or other additional perquisites.

            Upon the resignation of Mr. Anderson on December 2, 1997, Warren G. Lichtenstein was elected President and chief executive officer of the Corporation. Although Mr. Lichtenstein received no compensation in Fiscal 1997 for acting as such, on February 2, 1998 he was granted non-qualified stock options for 8,829 shares at an exercise price of $1.56 per share and on May 1, 1998 he was granted non-qualified stock options for 10,526 shares at an exercise price of $1.75 per share. Then, at the meeting of the Compensation Committee on June 25, 1998, options for a total of 300,000 shares were granted to Mr. Lichtenstein in respect of his service as chief executive officer for the two-year period beginning August 1, 1998. The options vest evenly over the two-year period, with 37,500 shares vesting upon the first business day of each quarter commencing August 1, 1998, and terminate on June 25, 2003. Of the total, 100,000 options were granted as incentive stock options under the Corporation's Long Term Stock Incentive Plan, with an exercise price of $1.97 per share, and the remaining 200,000 options were granted as non-qualified stock options under the Corporation's New Equity Compensation Plan (actually an older plan) with an exercise price of $1.79 per share. At the meeting of the Compensation Committee on August 25, 1998, non-qualified stock options for an additional 100,000 shares at an exercise price of $2.30 per share were granted to Mr. Lichtenstein under the Corporation's New Equity Compensation Plan. The Board of Directors, upon the recommendation of the Compensation Committee, has approved the merger of the Corporation's two compensation plans. See Proposal 6, below.


                         Compensation Committee Members

                           N. Hunter Wyche (Chairman)
                               J. David Rosenberg
                                  Harold Smith


Performance Graph

            The following graph shows a comparison of the cumulative total returns for the Corporation, the NASDAQ Composite index, and an index of peer companies (prior to the disposition of Stores in December 1997) selected by the Corporation for the period commencing on May 3, 1995 (the initial listing date of Rose's Stores, Inc., the Corporation's predecessor, after its reorganization under Chapter 11 of the Bankruptcy Code), and ending on January 31, 1998. The graph assumes that the value of the investment in the Corporation (or its predecessor) and each index was $100 on May 3, 1995 and that all dividends were reinvested.

GRAPH
DESCRIPTION:                    COMPARATIVE TOTAL
------------                      RETURN GRAPH

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

                         FISCAL YEAR ENDING

COMPANY/INDEX/MARKET                 1995           1996         1997         1998
Roses Holdings Inc.                   100           50.89        58.28        58.28
SIC Code Index                        100           87.77       117.49       192.33
NASDAQ Market Index                   100          118.12        152.3       178.73

            The above graph compares the performance of the Corporation with the NASDAQ Composite, and a group of peer companies with the investment weighted on market capitalization. Companies in the peer group are those that fall under Standard Industrial Classification Code 5331, Variety Stores. This group is comprised of 99 Cents Only Stores, Ames Department Stores, Borders Group Inc., Coles Myer Ltd., Consolidated Stores Corp., Cost Plus Inc., Costco Companies Inc., Dayton Hudson Corp., Dollar General Corp., Dollar Tree Stores Inc., Family Dollar Stores Inc., Fred's Inc., Garden Ridge Corp., Hills Stores Co., K-Mart Corp., Pamida Holdings Corp., Shopko Stores Inc., TJX Companies Inc., Venator Group Inc., Venture Stores Inc., and Wal-Mart Stores Inc.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

            The Board of Directors of the Corporation is currently comprised of seven members. Pursuant to the Certificate of Incorporation and the By-laws of the Corporation, the Board of Directors shall consist of from seven to 13 members and shall be divided into three classes and each class of directors is to serve a staggered term of office. Subject to their election at this Annual Meeting, the terms of Messrs. Lichtenstein, May, and Mullen expire in 2001. The terms of Messrs. Howard, Smith, and Wyche expire in 1999. The term of Mr. Rosenberg expires in 2000. The Corporation is also proposing at the Annual Meeting an amendment to the Corporation's Restated Certificate of Incorporation (the "Charter") and By-laws, which would (i) eliminate the staggered terms of members of the Board of Directors and (ii) provide that the Board of Directors shall consist of from five to nine members. See "PROPOSAL FOUR." However, the approval of such proposal will not affect the terms of any of the current directors, including the nominees.

            Subject to the foregoing, at each annual meeting of stockholders, the successors to the class of directors whose term is then expiring will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by management prior to or at the meeting. Directors will be elected by a plurality of the votes cast. The information concerning the nominees has been furnished by them to the Corporation.

            Certain information concerning the nominees for election at this year's annual meeting, as well as information regarding the continuing directors whose terms expire in 1999 and 2000, is set forth below. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.


NOMINEES FOR DIRECTOR
---------------------

       NAME AND AGE                 OCCUPATION AND OTHER DIRECTORSHIPS
       ------------                 ----------------------------------

Warren G. Lichtenstein (33)         Mr. Lichtenstein has served as a director of
                                    the Corporation since 1996 and President and chief executive officer of the Corporation since December

                                    1997. Mr. Lichtenstein has been chief
                                    executive officer of the general partner of Steel Partners II, LP, a private investment firm, since 1993 and Chairman of Steel Partners Services, Ltd., a private investment firm, since 1993. Mr. Lichtenstein was Executive Vice President of Alpha Technologies Group, Inc., a manufacturer of electronic components, from September 1994 through September 1995. Mr. Lichtenstein is a director of Saratoga Spring Water Corporation, Inc. and Gateway Industries, Inc. ("Gateway"). Gateway was the sole stockholder of Marsel Mirror and Glass Products, Inc. ("Marsel") from November 1995 to December 1996. Mr. Lichtenstein served as President of Marsel from its formation as an acquisition subsidiary until the acquisition was consummated. Thereafter, Marsel appointed a President who had no prior affiliation with Gateway. Mr. Lichtenstein served as Marsel's sole director until Gateway disposed of its interest in Marsel. Marsel filed for protection under Chapter 11 of the United States Bankruptcy Code shortly following Gateway's disposition of Marsel.

Earle C. May (80)                   Mr. May was elected a director of the
                                    Corporation by the Board of Directors on July 22, 1997. Mr. May has been Chairman and an executive officer of May Management, Inc., an investment management firm, since prior to 1993.

Joseph L. Mullen (52)               Mr. Mullen has served as a director of the
                                    Corporation since 1995. Since January 1994,
                                    Mr. Mullen has served as Managing Partner of Li Moran International, a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc., Office
                                    Depot of Warsaw, Poland and Rose's Stores,
                                    Inc. From January 1994 to July 1994, Mr.
                                    Mullen served as Senior Vice President for
                                    Leewards Creative Crafts Inc., a national retail chain specializing in crafts. Prior to January 1994, Mr. Mullen was employed by Hills Department Stores, Inc. ("Hills") for approximately 23 years and held a variety of positions, including Vice President
                                    Hardlines. Hills filed for protection under Chapter 11 of the United States Bankruptcy
                                    Code on February 4, 1991, while Mr. Mullen was employed by Hills.

CONTINUING DIRECTORS                Mr. Howard has served as a director of the
                                    Corporation since 1996 and Vice President,
Jack L. Howard (36)                 Secretary, and Treasurer of the Corporation
(term expires 1999)                 since December 1997. Mr. Howard has been a
                                    registered principal of Mutual Securities,
                                    Inc., a stock brokerage firm, since prior to 1993. He is a director of Gateway
                                    Industries, Inc.

Harold Smith (74)                   Mr. Smith has served as a director of the
(term expires 1999)                 Corporation since 1995.  Since 1990,
                                    Mr. Smith has been President of Funding &
                                    Merchandising Resources Corp., a retail
                                    consulting firm, and was formerly President and Chief Operating Officer of Woolco, a division of F.W. Woolworth and President and Chief Executive Officer of Goldblatt's.

N. Hunter Wyche, Jr. (46)           Mr. Wyche has served as a director of the
(term expires 2000)                 Corporation since 1995. Mr. Wyche is a
                                    founding partner of Wyche & Story, a law firm.

J. David Rosenberg (49)             Mr. Rosenberg has served as a director of
(term expires 2000)                 the Corporation since 1995. Mr. Rosenberg
                                    has been a partner of Keating, Muething &
                                    Klekamp, a law firm, since prior to 1993. In
                                    1998, he became a director of Local
                                    Financial Corporation.


                                  PROPOSAL TWO

                       PROPOSAL TO AMEND THE CORPORATION'S
                   CHARTER TO (I) CHANGE THE PAR VALUE OF THE
                  CORPORATION'S CAPITAL STOCK FROM NO PAR VALUE
             TO $.001 PAR VALUE PER SHARE AND (II) DELETE PROVISIONS
                 RELATING TO THE BANKRUPTCY OF THE CORPORATION'S
                           FORMER OPERATING SUBSIDIARY

            The Board of Directors of the Corporation has unanimously adopted resolutions declaring the advisability of, and submits to the stockholders for approval, an amendment to amend the Charter to (i) change the par value of the Corporation's capital stock from no par value to $.001 par value per share and
(ii) delete provisions relating to the bankruptcy of the Corporation's former subsidiary, as described below.

            The Board of Directors has determined that it is advisable to amend Article FOURTH of the Charter to provide that all shares of the capital stock of the Corporation have a par value of $.001 per share (the "Par Amendment"). At present, the capital stock has no par value per share. The change from "no par value" to "$.001 par value" capital stock will have no impact on the value of the Corporation's stock or the rights of its stockholders. If the proposed amendment is approved by the stockholders, the change in par value will, however, enable the Corporation to realize significant reductions in the amount of the franchise taxes payable annually to the State of Delaware and filing fees charged by the State of Delaware in connection with any future increase in the number of authorized shares of capital stock. The text of the Par Amendment is attached as Appendix A-1 hereto.

            In addition, the Board of Directors has determined that the Charter contains a number of unnecessary provisions relating to the emergence of Stores, the Company's predecessor, from bankruptcy in 1995 and that it should therefore be amended to delete such provisions (the "Bankruptcy Amendment"). Pursuant to orders of the United States Bankruptcy Court for the Eastern District of North Carolina, in connection with the Modified and Restated Joint Plan of Reorganization of Stores (the "Plan of Reorganization"), certain provisions (the "Bankruptcy Provisions") were added to the Charter. The first such provision is Article FIFTH, which sets forth the definition of the Plan of Reorganization. The second is subsection (c) of Article SIXTH, which, for a certain period mandated by the bankruptcy laws, placed certain restrictions upon the ability of the Board of Directions to allocate powers, preferences and rights with respect to the Corporation's capital stock. On August 7, 1997, Stores underwent a reorganization in which it became a wholly owned subsidiary of the Corporation. Pursuant to the provisions of the Delaware General Corporation Law ("DGCL"), the Charter and By-laws of the Corporation are substantially identical to the Certificate of Incorporation and By-laws of Stores immediately prior to the reorganization. Stores was subsequently sold to Variety Wholesalers, Inc. on December 2, 1997. As a result, the Bankruptcy Provisions contained in the Charter are unnecessary. The text of the Bankruptcy Amendment is attached as Appendix A-2 hereto.

            Accordingly, at its meeting held on June 25, 1998, the Board of Directors adopted resolutions proposing that the Par Amendment and the Bankruptcy Amendment be presented to the stockholders at the Annual Meeting for their approval.

            The affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve these amendments to the Charter.

            If the amendments is approved by the stockholders at the Annual Meeting, they will become effective upon the filing of a Certificate of Amendment in accordance with the DGCL.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL APPROVING THE PAR AMENDMENT AND THE BANKRUPTCY AMENDMENT.


                                 PROPOSAL THREE

                 PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE
                OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
              FOLLOWED BY A FORWARD STOCK SPLIT OF THE COMMON STOCK


General

            The Board of Directors has unanimously adopted resolutions declaring the advisability of, and submits to the stockholders for approval, an amendment (the "Split Amendment") to the Charter effecting (a) a reverse stock split of the outstanding Common Stock as of 6:00 p.m. (Eastern Time) on the date the Split Amendment is filed with the Secretary of State of the State of Delaware (the "Effective Date") pursuant to which each 500 shares of Common Stock then outstanding will be converted into one share of Common Stock (the "Reverse Split") and (b) a forward split of the Common Stock as of 7:00 p.m. (Eastern Time) on the Effective Date pursuant to which each share (or fraction thereof, excluding holdings of less than one share resulting from the Reverse Split) of Common Stock then outstanding will be converted into a number of shares of Common Stock at a rate of 250-for-1 (the "Forward Split"). In lieu of issuing the fractional shares that will result from (i) the Reverse Split to stockholders of record of less than 500 shares immediately prior to the Reverse Split or (ii) the Reverse Split and the Forward Split to stockholders of record of an odd number of shares greater than 500 shares immediately prior to the Reverse Split, the Corporation will make a cash payment based on the average daily closing price per share of the Common Stock on the NASD OTC Bulletin Board (the "Bulletin Board") for the 10 trading days immediately preceding the Effective Date, as discussed below. The Reverse Split and the Forward Split, however, will take effect only in the event that the Purchase Price (as defined below) is $2.25 or less. The Effective Date, which determines the amount of the Purchase Price, shall in no event occur later than 30 days following the date of the Annual Meeting. The text of the Split Amendment is attached as Appendix A hereto. The filing of the Split Amendment and the consummation of the Reverse Split and the Forward Split, including the making of cash payments to stockholders whose shares of Common Stock are converted into less than a whole share of Common Stock in the Reverse Split, are collectively referred to herein as the "Transaction."

            The effect of the Transaction on the holders of Common Stock will be as follows:

            (a) The shares of Common Stock of each holder of record of less than 500 shares of Common Stock immediately prior to the Reverse Split will be converted in the Reverse Split into the right to receive cash according to the formula set forth below. See "Cash Payment in Lieu of Shares" below.

            (b) The shares of Common Stock of each holder of record of 500 or more shares of Common Stock immediately prior to the Reverse Split will first be converted in the Reverse Split into a number of shares of Common Stock equal to the number of shares held immediately prior to the Reverse Split divided by 500. One hour after the Reverse Split, the number of shares of Common Stock of each holder (other than the fractional shares held of record by persons who held less than 500 shares immediately prior to the Reverse Split) will be converted in the Forward Split into multiple shares of Common Stock on the basis of 250 shares of Common Stock for each share or fraction thereof then held. As a result, the number of shares held by each holder of record of 500 or more shares immediately prior to the Reverse Split will be reduced by half upon completion of the Transaction. With respect to stockholders of record of an odd number of shares greater than 500 shares immediately prior to the Reverse Split, the Corporation will make a cash payment in lieu of issuing any fractional shares. See "Cash Payment in Lieu of Shares" below.

            The effect of the Transaction on the holders of the Company's outstanding warrants will be that the number of shares purchasable upon the exercise of each outstanding warrant and the exercise price thereof will be adjusted in accordance with the provisions of the Warrant Agreement, dated as of April 28, 1995, between Rose's Stores, Inc. and First Union National Bank of North Carolina, as Warrant Agent (the "Warrant Agreement").

            The effect of the Transaction on the holders of the Company's outstanding stock options will be that the number of shares issuable upon the exercise of outstanding stock options awarded under the Corporation's New Equity Compensation Plan (the "Old Plan") and the Corporation's Long Term Stock Incentive Plan (the "New Plan"; together with the Old Plan, the "Plans") and the purchase price thereof will be adjusted in accordance with the provisions of the respective Plans. In addition, the aggregate number of shares that may be awarded under the Plans shall be subject to adjustment pursuant to the provisions of the respective Plans.

            ANY HOLDER OF RECORD OF LESS THAN 500 SHARES OF COMMON STOCK WHO DESIRES TO RETAIN AN EQUITY INTEREST IN THE CORPORATION AFTER THE EFFECTIVE DATE MAY DO SO BY PURCHASING, PRIOR TO THE EFFECTIVE DATE, A SUFFICIENT NUMBER OF SHARES OF COMMON STOCK IN THE OPEN MARKET SUCH THAT THE TOTAL NUMBER OF SHARES HELD OF RECORD IN HIS NAME IMMEDIATELY PRIOR TO THE REVERSE SPLIT IS EQUAL TO OR GREATER THAN 500. ANY BENEFICIAL OWNER OF LESS THAN 500 SHARES WHO IS NOT A HOLDER OF RECORD AND WHO DESIRES TO HAVE HIS SHARES EXCHANGED FOR CASH PURSUANT TO THE TRANSACTION SHOULD INSTRUCT HIS BROKER TO TRANSFER HIS SHARES INTO HIS NAME IN A TIMELY MANNER SUCH THAT SUCH BENEFICIAL OWNER WILL BE DEEMED A HOLDER OF RECORD IMMEDIATELY PRIOR TO THE REVERSE SPLIT.


Cash Payment in Lieu of Shares

            In lieu of issuing the fraction of a share of Common Stock that will result from (i) the Reverse Split to each holder of record of less than 500 shares or (ii) the Reverse Split and the Forward Split to each holder of record of an odd number of shares greater than 500 shares, the Corporation will value each outstanding share of Common Stock held at the close of business on the Effective Date at the average daily closing price per share of the Common Stock on the Bulletin Board for the 10 trading days immediately preceding the Effective Date. Such per share price is hereinafter referred to as the "Purchase Price." In no event shall the Effective Date be later than 30 days following the date of the Annual Meeting, although the Effective Date may be less than 30 days following the date of the Annual Meeting, provided that appropriate notice of the Transaction is sent to the Corporation's warrant holders and option holders pursuant to the Warrant Agreement and the Plans, respectively. The Transaction shall be effected only if the Purchase Price is $2.25 or less. If the Purchase Price is more than $2.25, even if the stockholders have approved the Split Amendment at the Annual Meeting, the Split Amendment will not be filed with the Secretary of State of the State of Delaware and the Transaction will not occur.

            If the Transaction does take place, each stockholder who holds of record less than 500 shares immediately prior to the Reverse Split will be entitled to receive, in lieu of the fraction of a share resulting from the Reverse Split, cash in the amount of the Purchase Price multiplied by the number of shares of Common Stock held by such stockholder immediately prior to the Reverse Split. Each stockholder who holds of record an odd number of shares greater than 500 shares immediately prior to the Reverse Split will be entitled to receive, in lieu of the fraction of a share resulting from the Reverse Split and the Forward Split, cash in the amount of the Purchase Price multiplied by the fraction of a share of Common Stock that would otherwise be issuable to such stockholder after giving effect to the Reverse Split and the Forward Split. All amounts payable to stockholders will be subject to applicable state laws relating to abandoned property. No service charges or brokerage commissions will be payable by stockholders in connection with the Transaction. The Corporation will pay no interest on cash sums due any such stockholder pursuant to the Transaction.

            Assuming the consummation of the Transaction, as soon as practical after the Effective Date, the Corporation will mail a letter of transmittal to each holder of record of less than 500 shares of Common Stock immediately prior to the Reverse Split. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Corporation's exchange agent in exchange for a cash payment in lieu of the fractional share into which each such holder's shares of Common Stock were converted in the Reverse Split. No cash payment will be made to any such stockholder until he has surrendered his outstanding certificate(s), together with the letter of transmittal, to the Corporation's exchange agent. See "Exchange of Stock Certificates" below. The Corporation's exchange agent is First Union National Bank.


Effect of the Proposed Reverse Split and Forward Split

            Upon consummation of the Reverse Split at 6:00 p.m. (Eastern Time) on the Effective Date, each stockholder who owned of record less than 500 shares of Common Stock immediately prior to the Reverse Split will have only the right to receive cash based upon the Purchase Price in lieu of receiving a fractional share resulting from the Reverse Split. The interest of each such stockholder in the Corporation will be terminated thereby, and each such stockholder will have no right to vote as a stockholder or share in the Corporation's assets, earnings, or profits following the Reverse Split.

            Upon consummation of the Reverse Split at 6:00 p.m. (Eastern Time) on the Effective Date, each stockholder who owned of record 500 or more shares of Common Stock immediately prior to the Reverse Split will continue as a stockholder with respect to the share or shares of Common Stock resulting from the Reverse Split. As of 7:00 p.m. (Eastern Time) on the Effective Date, each such share, including any fraction thereof held by such record holder immediately after the Reverse Split, will be converted into multiple shares of Common Stock on the basis of 250 shares of Common Stock for each share or fraction thereof then held. Each such stockholder will continue to share in the Corporation's assets, earnings or profits, if any, to the extent of each such stockholder's ownership of Common Stock following the Transaction.

            For stockholders of record who hold 500 or more shares of Common Stock immediately prior to the Reverse Split, the net effect of the Transaction will be a one-for-two reverse split of the Common Stock. Except for the payment of cash in lieu of fractional shares to holders of an odd number of shares greater than 500 shares, after the Transaction such stockholders will hold half as many shares of Common Stock as such stockholders held immediately prior to the Reverse Split. In addition, excluding the reduction in outstanding shares of Common Stock due to the payment of cash for fractional shares (as described in the preceding sentence) and due to the payment of cash to record holders of less than 500 shares in lieu of fractional shares resulting from the Reverse Split, the total number of outstanding shares of Common Stock will decrease by half.

            The Charter currently authorizes the issuance of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, for an aggregate of 60,000,000 shares. As of September 11, 1998, the number of outstanding shares of Common Stock was [_________] and no shares of Preferred Stock were issued or outstanding. Based upon the Corporation's best estimates (without giving effect to the halving of the number of shares resulting from the net one-for-two reverse stock split), if the

Transaction had been consummated as of such date, the number of outstanding shares of Common Stock would have been reduced by the Transaction from [________] to approximately [_________] or by approximately [________] shares, and the number of holders of record of Common stock would have been reduced from approximately [________] to approximately [________] or by approximately [________] stockholders.

            The Common Stock is currently registered under Section 12(g) of the Exchange Act and, as a result, the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. The Transaction will not affect the registration of the Common Stock under the Exchange Act, and the Corporation has no current intention of terminating its registration under the Exchange Act to become a "private" corporation. In addition, consummation of the Transaction is not expected to affect adversely the eligibility of the Common Stock to be traded on the Bulletin Board.

            Based on the aggregate number of shares owned by holders of record of less than 500 shares as of September 11, 1998 and the average daily closing price per share of the Common Stock on the Bulletin Board for the 10 trading days immediately preceding such date, the Corporation estimates that payments of cash in lieu of the issuance of fractional shares to persons who held less than 500 shares of Common Stock immediately prior to the Reverse Split will total approximately [$__________] in the aggregate ([_________] shares multiplied by an assumed Purchase Price of [$_____] per share).

            The par value of the Common Stock (assuming the passage of the proposal to change the par value of the Corporation's capital stock from no par value to $.001 par value per share) will remain at $.001 per share following consummation of the Transaction, and although the total number of shares of Common Stock will be reduced by half following the consummation of the Transaction, the ratio of the number of shares authorized but unissued to the total number of shares authorized will be increased. This increase in the relative number of authorized but unissued shares of Common Stock resulting from the Transaction could have an anti-takeover effect. Shares of Common Stock could, within the limits imposed by applicable law, be issued by the Corporation in one or more transactions that would make more difficult, and therefore less likely, a takeover of the Corporation. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Corporation. Because the number of shares subject to redemption pursuant to the Transaction represents only approximately [__%] of the total number of shares outstanding as of the record date, the dilutive effect of re-issuing any of such redeemed shares could be expected to be correspondingly small.


Purpose of the Reverse Split and Forward Split

            As of September 11, 1998, each of approximately [_________] record holders of Common Stock, or approximately [___%] of the total number of record holders, owned less than 500 shares of Common Stock. In addition, such stockholders owning less than 500 shares own in the aggregate approximately [ __%] of the outstanding shares of Common Stock. Based on the average daily closing price per share of the Common Stock on the Bulletin Board for the 10 trading days immediately preceding [_________], 1998 of [$_______], ownership of 499 shares of Common Stock has a market value of approximately [$_______].

            The cost of administering each stockholder's account and the amount of time spent by management of the Corporation in responding to stockholder requests is the same regardless of the number of shares held in the account. Accordingly, the cost to the Corporation of maintaining many small accounts is disproportionately high when compared with the total number of shares involved. In view of the disproportionate cost to the Corporation of maintaining small stockholder accounts, management of the Corporation believes that it would be beneficial to the Corporation and its stockholders as a whole to eliminate the administrative burden and cost associated with the approximately [ _______ ] accounts containing less than 500 shares of Common Stock. It is expected that the direct cost of administering stockholder accounts will be reduced by up to approximately [$_______ ] per year if the Transaction is consummated.

            In addition, since the Corporation is unable to locate certain of its stockholders with small holdings, the Corporation believes it would be unable to acquire the shares of Common Stock of such stockholders, and realize the savings described above, by making a tender offer to acquire such shares. Accordingly, if the Corporation is to acquire these shares, the Corporation believes it must do so by means of the Reverse Split. Funds otherwise payable pursuant to the Transaction to a stockholder who cannot be located will be held until proper claim therefor is made, subject to applicable escheat laws.

            Further, the Reverse Split will enable holders of record of less than 500 shares to dispose of their investment at market value and, in effect, avoid brokerage fees on the transaction. Stockholders owning a small number of shares would, if they chose to sell their shares otherwise, likely incur brokerage fees disproportionately high relative to the market value of their shares. In some cases, stockholders might encounter difficulty in finding a broker willing to handle such small transactions.

            The number of shares of Common Stock held by the Corporation as treasury shares and available for subsequent issuance would, due solely to the redemption of fractional shares in the Transaction, increase by approximately [_________] shares, based on record ownership of Common Stock as of September 11, 1998. While the Corporation has no current specific plans to issue Common Stock other than pursuant to the Corporation's existing stock option plans, the additional treasury shares would provide the Board with flexibility in the management of the Corporation's capitalization and the provision of incentives to the Corporation's officers and other employees. The additional Common Stock could be used by the Corporation in connection with (i) the establishment of director or employee stock compensation plans, (ii) future acquisitions by the Corporation, (iii) future capital raising by the Corporation, and (iv) other corporate purposes. Unless required by law or regulatory authorities, no further authorization by vote of stockholders will be sought for any future Common Stock issuances. No stockholder will have any preemptive or other preferential right to purchase any Common Stock that may be issued and sold by the Corporation in the future.

            The Board of Directors believes that the decrease in outstanding shares as a result of the Transaction is in the best interests of the Corporation, and that the high number of outstanding shares of Common Stock and the low trading price thereof impairs the acceptability of the stock by the financial community and the investing public. The Corporation believes that the Split Amendment, by reducing the number of outstanding shares, should increase the per share market price accordingly. It is possible, however, that any increase in per share market price may be proportionately less than the decrease in the number of outstanding shares.

Exchange of Stock Certificates

            As soon as practicable after the Effective Date, assuming the consummation of the Transaction, the Corporation will send letters of transmittal, for use in transmitting stock certificates to the Corporation's designated exchange agent, to all stockholders of record who held less than 500 shares of Common Stock immediately prior to the Reverse Split. Upon proper completion and execution of a letter of transmittal and return thereof to the exchange agent, together with certificates, each such stockholder will receive cash in the amount to which the holder is entitled, as described above, in lieu of the fractional share into which such stockholder's shares were converted in the Reverse Split. After the Reverse Split and until surrendered, each outstanding certificate held by a stockholder of record who held less than 500 shares immediately prior to the Reverse Split will be deemed for all purposes to represent only the right to receive the amount of cash to which the holder is entitled pursuant to the Transaction.

            In connection with the Transaction, the Common Stock will be identified by a new CUSIP number, which will appear on all certificates representing shares of Common Stock issued after the Effective Date. After the Effective Date, each certificate representing shares of Common Stock that was outstanding prior to the Effective Date and that was held by a stockholder of record of 500 or more shares immediately prior to the Reverse Split, until surrendered and exchanged for a new certificate, will be deemed for all corporate purposes to evidence ownership of one-half the number of shares as is set forth on the face of the certificate, rounded down to the next whole number, with a stockholder entitled to receive cash in lieu of any fractional share resulting from the Transaction. Any stockholder desiring to receive a new certificate bearing the new CUSIP number can do so at any time by contacting the exchange agent at the address set forth above for instructions for surrendering his old certificates. After the Effective Date, an old certificate presented to the exchange agent in settlement of a trade will be exchanged for a new certificate bearing the new CUSIP number.

            All amounts payable to stockholders will be subject to applicable state laws relating to abandoned property. No service charges or brokerage commissions will be payable by stockholders in connection with the Transaction. The Corporation will pay no interest on cash sums due any stockholder pursuant to the Transaction. See "Cash Payment in Lieu of Shares" above.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

            The following is a summary of certain Federal income tax consequences to stockholders who receive cash pursuant to the Transaction and/or continue to hold Common Stock immediately after the consummation of the Transaction. This summary is based on existing Federal income tax law, which is subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation which may be important to a particular stockholder in light of his individual investment circumstances, such as a stockholder who is subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons), a stockholder who received his Common Stock as compensation for services rendered or pursuant to the exercise of an employee stock option, or a stockholder who has held, or will hold, his Common Stock as part of a straddle, hedging, or conversion transaction for Federal income tax purposes, all of whom may be subject to tax rules that differ significantly from those discussed below. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that stockholders have held, and will hold, their shares of Common Stock as "capital assets" (generally, property held for investment) under the Internal Revenue Code of 1986, as amended. Each stockholder is urged to consult his tax advisor as to the particular Federal, state, local, foreign, and other tax consequences, in light of his specific tax circumstances, of receiving cash pursuant to the Transaction and/or continuing to hold Common Stock immediately after the consummation of the Transaction.


Consequences to Stockholders Who Exchange All of Their Common Stock for Cash Pursuant to the Transaction

            A stockholder who receives cash in exchange for a fractional share pursuant to the Reverse Split, and who does not continue to hold any Common Stock immediately thereafter, will recognize capital gain or loss in an amount equal to the difference between the cash received in the Transaction and his aggregate adjusted tax basis in shares of Common Stock disposed of, provided that the receipt of cash by the stockholder (i) results in a "complete termination" of such stockholder's equity interest in the Corporation, (ii) is "not essentially equivalent to a dividend" with respect to such stockholder, or
(iii) is "substantially disproportionate" with respect to such stockholder, each as discussed below. If such gain is not treated as capital gain under any of these three tests, such gain will be treated as ordinary dividend income to the extent of the stockholder's ratable share of the Corporation's undistributed earnings and profits, then as a tax-free return of capital to the extent of such stockholder's aggregate adjusted tax basis in his shares, and thereafter as capital gain. See "-- Maximum Tax Rates Applicable to Capital Gain" below.

            In applying these tests, a stockholder will be treated as owning shares actually or constructively owned by certain individuals and entities related to such stockholder.

            A stockholder who disposes of all of his Common Stock in the Transaction and who is not a party related to any other person who continues to hold Common Stock immediately after the consummation of the Transaction, will generally be treated as having completely terminated his equity interest in the Corporation.

            A stockholder will satisfy the "not essentially equivalent to a dividend" test if the reduction in such stockholder's proportionate interest in the Corporation resulting from the Transaction constitutes a "meaningful reduction" given such stockholder's particular facts and circumstances.

            The receipt of cash in the Transaction will be "substantially disproportionate" for a stockholder if the percentage of the then outstanding shares of Common Stock actually and constructively owned by such stockholder immediately after the consummation of the Transaction is less than 80% of the percentage of the shares of Common Stock actually and constructively owned by such stockholder immediately before the consummation of the Transaction.


Consequences to Stockholders Who Continue to Hold Common Stock Immediately After the Consummation of the Transaction

            The Corporation believes that the Transaction will be treated, for Federal income tax purposes, as a "tax-free recapitalization." Accordingly, a stockholder who continues to hold Common Stock immediately after the consummation of the Transaction and who receives no cash pursuant to the Transaction will, for Federal income tax purposes, (i) not recognize any gain or loss in the Transaction and (ii) have the same adjusted tax basis and holding period in the Common Stock as he had in such Common Stock immediately prior to consummating the Transaction.

            A stockholder who is the holder of record of less than 500 shares of Common Stock in at least one account and is the beneficial owner (but not a record holder) of shares of Common Stock in at least one other account, and thus will both hold Common Stock immediately after the consummation of the Transaction and be entitled to receive cash pursuant to the Transaction, will generally recognize gain, but not loss, in the Transaction in an amount equal to the lesser of (A) the excess of the aggregate fair market value of such shares of Common Stock over the holder's adjusted tax basis in such shares or (B) the amount of cash received in the Transaction. A stockholder's aggregate adjusted tax basis in his shares of Common Stock held immediately after the consummation of the Transaction will be equal to the aggregate adjusted tax basis in his shares of Common Stock held immediately prior to the consummation of the Transaction, increased by any gain recognized in the Transaction, and decreased by the amount of cash received in the Transaction.

            Any gain recognized in the Transaction will be treated, for Federal income tax purposes, as capital gain, provided that the receipt of cash by the stockholder (i) results in a "complete termination" of such stockholder's equity interest in the Corporation, (ii) is "not essentially equivalent to a dividend" with respect to such stockholder, or (iii) is "substantially disproportionate" with respect to such stockholder, each as discussed above under the heading "-- Consequences to Stockholders Who Exchange All of Their Common Stock for Cash Pursuant to the Transaction." In applying these three tests, a stockholder may possibly take into account sales of shares of Common Stock that occur substantially contemporaneously with the consummation of the Transaction. If such gain is not treated as capital gain under any of these three tests, the gain will be treated as ordinary dividend income to the extent of the stockholder's ratable share of the Corporation's undistributed earnings and profits and thereafter as capital gain.


Maximum Tax Rates Applicable to Capital Gain

            Under the Internal Revenue Service Restructuring and Reform Act of 1998, which the President signed into law on July 22, 1998, net capital gain (i.e., generally, capital gain in excess of capital loss) recognized by an individual upon the sale of a capital asset that has been held for more than 12 months will generally be subject to tax at a rate not to exceed 20% for sales occurring in taxable years ending after December 31, 1997. Capital gain recognized from the sale of a capital asset that has been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations.


                                APPRAISAL RIGHTS

            Under the DGCL, holders of Common Stock would ordinarily not be entitled to appraisal rights in connection with the Transaction. Pursuant to
Section 262(c) of the DGCL, however, the Board has included in the Split Amendment a provision conferring appraisal rights upon certain holders of Common Stock in connection with the Transaction.

            If the proposal to approve the Split Amendment is approved at the Annual Meeting and the Transaction is consummated, holders of record of less than 500 shares of Common Stock immediately prior to the Reverse Split who do not vote in favor of the proposal to approve the Split Amendment and who otherwise comply with the applicable statutory procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL ("Section 262"). A person having a beneficial interest in shares of Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect such appraisal rights.

            THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX
B. ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED.

            If the proposal to approve the Split Amendment is approved at the Annual Meeting and the Purchase Price is less than or equal to $2.25 and the Transaction is consummated, holders of record of less than 500 shares of Common Stock immediately prior to the Reverse Split ("Appraisal Shares") who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Transaction, together with a fair rate of interest, if any, as determined by such court.

            Under Section 262, where a proposal that (if approved) would give rise to appraisal rights is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262.

            This Proxy Statement constitutes such notice to the holders of Appraisal Shares and the applicable statutory provisions of the DGCL are attached to this Proxy Statement as Appendix C. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Appendix C carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

            A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS (A) MUST NOT VOTE IN FAVOR OF THE PROPOSAL AND (B) MUST DELIVER TO THE CORPORATION PRIOR TO THE VOTE ON THE PROPOSAL AT THE ANNUAL MEETING A WRITTEN DEMAND FOR APPRAISAL OF SUCH HOLDER'S APPRAISAL SHARES. A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST BE THE RECORD HOLDER OF SUCH APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE AND MUST CONTINUE TO HOLD SUCH APPRAISAL SHARES OF RECORD UNTIL THE CONSUMMATION OF THE TRANSACTION. ACCORDINGLY, A HOLDER OF APPRAISAL SHARES WHO IS THE RECORD HOLDER OF APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE, BUT WHO THEREAFTER TRANSFERS SUCH APPRAISAL SHARES PRIOR TO THE

CONSUMMATION OF THE TRANSACTION, WILL LOSE ANY RIGHT TO APPRAISAL IN RESPECT OF SUCH APPRAISAL SHARES.

            Only a holder of record of Appraisal Shares is entitled to assert appraisal rights for the Appraisal Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Appraisal Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Appraisal Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Appraisal Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Appraisal Shares held for one or more beneficial owners while not exercising such rights with respect to the Appraisal Shares held for other beneficial owners; in such case, the written demand should set forth the number of Appraisal Shares as to which appraisal is sought. When no number of Appraisal Shares is expressly mentioned, the demand will be presumed to cover all Appraisal Shares held in the name of the record owner. Stockholders who hold their Appraisal Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

            ALL WRITTEN DEMANDS FOR APPRAISAL SHOULD BE SENT OR DELIVERED TO ROSE'S HOLDINGS, INC., 150 EAST 52ND STREET, NEW YORK, NEW YORK 10022.

            Within 10 days after the consummation of the Transaction, the Company will notify each stockholder, who has properly asserted appraisal rights under Section 262 and has not voted in favor of the proposal to approve the Split Amendment, of the date the Transaction became effective.

            Within 120 days after the consummation of the Transaction, but not thereafter, the Corporation or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Appraisal Shares. The Corporation is under no obligation to, and has no present intention to, file a petition with respect to the appraisal of the fair value of the Appraisal Shares. Accordingly, it is the obligation of the holders of Appraisal Shares to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

            Within 120 days after the consummation of the Transaction, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Corporation a statement setting forth the aggregate number of Appraisal Shares not voted in favor of adoption of the proposal to approve the Split Amendment and with respect to which demands for appraisal have been received and the aggregate number of holders of such Appraisal Shares. Such statement must be mailed within 10 days after a written request therefor has been received by the Corporation.

            If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the "fair value" of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Transaction, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Appraisal Shares, as determined under Section 262, could be more than, the same as or less than the value of the consideration they would otherwise receive for their Appraisal Shares in the Transaction if they did not seek appraisal of their Appraisal Shares. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

            The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Appraisal Shares entitled to appraisal.

            Any holder of Appraisal Shares who has duly demanded an appraisal in compliance with Section 262 will not, after the consummation of the Transaction, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares, except for dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the consummation of the Transaction.

            FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS, IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN THE TRANSACTION.

            If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his rights to appraisal, as provided in the DGCL, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in the Transaction. A stockholder will fail to perfect, or effectively lose or withdraw, his appraisal rights if, among other things, no petition for appraisal is filed by the stockholder within 120 days after the consummation of the Transaction, or if the stockholder has delivered to the Corporation a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the consummation of the Transaction will require the written approval of the Corporation.

            The receipt of cash in exchange for all of a stockholder's shares of Common Stock pursuant to the exercise of appraisal rights will generally be treated as a taxable sale of such shares for Federal income tax purposes. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Consequences to Stockholders Who Exchange All of Their Common Stock for Cash Pursuant to the Transaction" above.

            The affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve the Split Amendment.

            If the Split Amendment is approved by the stockholders, it will become effective upon the filing of a Certificate of Amendment in accordance with the DGCL.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL APPROVING THE SPLIT AMENDMENT.


                                  PROPOSAL FOUR

                   PROPOSAL TO (I) ELIMINATE THE CORPORATION'S
                  STAGGERED BOARD AND (II) REDUCE THE REQUIRED
                             NUMBER OF BOARD MEMBERS

            The Board of Directors has adopted resolutions declaring the advisability of, and submits to the stockholders for approval, amendments to the Corporation's Charter and By-Laws to (i) terminate the Corporation's staggered board system in order to elect all directors annually and (ii) reduce the required number of Board members, as described below.

            The Board of Directors has determined that it is advisable to amend Article SEVENTH of the Charter to provide for the annual election of directors. At present, the Board is divided into three classes, each class consisting of one-third of the total number of directors or as close an approximation as possible. The Charter further provides that all of the Corporation's directors are elected for staggered terms: one-third of the directors is elected each year and each now serves a three-year term. Annual elections are permitted to be held only for directors elected exclusively by holders of Preferred Stock, none of which is currently outstanding. Electing corporate directors is a primary avenue for stockholders to influence corporate affairs and exert accountability on management. Many observers believe that financial performance is closely linked to corporate governance procedures and the level of management accountability they impose. Staggering directors' terms prevents stockholders from annually registering their views on the performance of the board collectively and each director individually, insulating directors and senior executives from the consequence of poor performance by denying stockholders an opportunity to replace an entire board if it pursues questionable or failed policies. The Board of Directors therefore believes that it is advantageous to have directors elected annually. If the proposed amendments are approved by the stockholders, each of the current members of the Board of Directors will continue to serve the remainder of his term (currently up to three years, see "ELECTION OF DIRECTORS"), and thereupon and thereafter, will be subject to annual nomination and election. This proposal is not being presented in response to any stockholder demand.

            In addition, the Board of Directors has determined that its ability to adjust the size of the Board from a minimum of five to a maximum of nine directors is in the best interests of the Corporation and its stockholders. The Charter and By-laws currently provide that the Board of Directors shall have a minimum of seven and a maximum of 13 directors, with the exact number of directors to be established from time to time by the Board. The proposal to authorize the Board of Directors to vary its size from a minimum of five to a maximum of nine directors will afford the Board additional flexibility to adjust the size of its membership as appropriate in different circumstances in the future. The Board of Directors believes that, under certain circumstances, a smaller Board can facilitate communications among the directors and increase efficiency, providing for greater speed and flexibility in decision-making. Moreover, a smaller Board will reduce the costs commonly associated with the Board of Directors, including meeting and conferencing costs and directors' fees. The exact number of directors initially to be established by the Board of Directors will be seven, the number of current members of the Board. The text of these proposed amendments to the Charter and By-laws (the "Board Amendments") is attached as Appendix D hereto.

            Accordingly, at its meetings held on June 25 and July 20, 1998, the Board of Directors adopted resolutions proposing that the Board Amendments be presented to the stockholders at the Annual Meeting for their approval.

            The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to approve the Board Amendments. The approval of this proposal will not affect the terms of any of the current directors, including the nominees.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE BOARD AMENDMENTS.


                                  PROPOSAL FIVE

                     APPROVAL OF THE PERFORMANCE BONUS AWARD

            On July 20, 1998, the Board of Directors and the Compensation Subcommittee approved the terms of an employment agreement (the "Employment Agreement") containing a performance bonus award for Andrew Winokur, the President and chief executive officer of Praxis Investment Advisors, Inc. ("Praxis"), a 90%-owned subsidiary of the Corporation (the "Performance Bonus Award"), subject to approval by the Corporation's stockholders in accordance with the provisions of Section 162(m) of the Internal Revenue of 1986, as amended (the "Code"). Section 162(m) generally authorizes the deduction of compensation in excess of $1,000,000 per taxable year payable to a chief executive officer (and certain other officers) only where such compensation is based on performance and satisfies certain other requirements and is approved by stockholders.

            On August 31, 1998, the Corporation, through Rose's International, Inc. ("Rose's"), a newly formed, wholly owned Delaware subsidiary, consummated the acquisition of 90% of the outstanding common stock of WebBank Corporation, a Utah industrial loan corporation (the "Bank"), pursuant to an assignment from Praxis Investment Advisers, a Nevada limited liability company. In addition, pursuant to a subscription and stockholders agreement, dated as of August 31, 1998, between Roses's and Mr. Winokur, the owner of the other 10% of the outstanding common stock of the Bank, Rose's agreed to purchase 90%, and Mr. Winokur agreed to purchase 10%, of the outstanding common stock of Praxis.

            If the Performance Bonus Award is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock present and entitled to vote at the meeting and certain other requirements set forth in
Section 162(m) of the Code are satisfied, performance bonus payments to Mr. Winokur pursuant to the Performance Bonus Award will qualify for deduction under
Section 162(m) of the Code. Steel Partners II, L.P. and ____________ have agreed to vote their shares of Common Stock, an aggregate of ___% of the outstanding Common Stock, in favor of this proposal.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE PERFORMANCE BONUS AWARD FOR THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION'S SUBSIDIARY.


Summary of the Performance Bonus Award

            The following description of the Performance Bonus Award is intended only as a summary and is qualified in its entirety by reference to the text of the Employment Agreement containing the Performance Bonus Award, a copy of which is attached hereto as Appendix E.

            Rose's, a wholly-owned subsidiary of the Corporation, owns 90%, and Mr. Winokur owns 10% of the common stock of Praxis and of the Bank (together with Praxis, the "Companies"). Praxis and Rose's are parties to a management agreement (the "Management Agreement"), under which Praxis has agreed to provide Rose's and the other stockholders of the Bank with management services in connection with the ownership and operation of the Bank. The Management Agreement provides that Praxis may make recommendations to, and consult with, the management and board of directors of the Bank with respect to the deployment of the Bank's capital, the development of the Bank's business lines, the Bank's acquisition of assets and the Bank's distributions to its stockholders.

            Under the Employment Agreement, Mr. Winokur agrees to serve as President and chief executive officer of Praxis for a term commencing on the date of the approval of the Employment Agreement by the stockholders of the Corporation and terminating on July 15, 2003, subject to earlier termination in accordance with the terms of the Employment Agreement (the "Employment Term"). Under the Employment Agreement, Mr. Winokur is granted the authority to formulate the recommendations to the Bank on behalf of Praxis pursuant to the Management Agreement.

            The Employment Agreement provides that Praxis will pay to Mr. Winokur an amount (the "Compensation") to be measured by reference to the receipt by stockholders of Praxis and the Bank (the "Stockholders") of cash ("Cash") as a result of distributions ("Dividends") by the Companies to their respective stockholders and as a result of the sale of the Bank (the "Sale" and, together with Dividends, the "Measuring Event") during the Employment Term, as follows:

            (1) After the Stockholders have received Cash in an aggregate amount (i) equal to the capital invested by them in the Companies and (ii) providing them with a Cumulative Rate of Return (as hereinafter defined) of 10%, Mr. Winokur will be paid an amount equal to 29.03% of the cumulative amount received by the Stockholders under the preceding clause (ii); provided, however, that if Praxis does not have sufficient liquidity to make the foregoing payment to Mr. Winokur and the amount payable to Mr. Winokur arises as a result of a Dividend, such amount will be accrued and will be paid to Mr. Winokur out of subsequent available liquid resources, if any, before the Stockholders are entitled to receive any further Cash. If such amount otherwise payable to Mr. Winokur arises from a Sale and the amount of the purchase price does not allow Praxis to make such payment in full, Mr. Winokur will be entitled to no further payment.

            (2) Of the remaining Cash (after deducting all amounts described in (1) above), until such time as the Stockholders have received aggregate Cash providing them with a Cumulative Rate of Return of 25%, Mr. Winokur will be paid an amount equal to 22.5% of the amount of the Cash.

            (3) Once the Stockholders have received aggregate Cash providing them with a Cumulative Rate of Return of 25%, Mr. Winokur will be paid an amount equal to 50% of the amount of the remaining Cash (after deducting all amounts described in (1) and (2) above).

            As defined in the Employment Agreement, the Stockholders' "Cumulative Rate of Return" of 10% or 25%, as the case may be, as of any particular time, means an amount equal to the aggregate Cash that would be required to be received by the Stockholders at that time (including, without limitation, the return of the amount of the capital invested in the Companies) in order to provide the Stockholders with the following rate of return of 10% or 25%, as the case may be: the rate of return which (i) the total amount that has been received by the Stockholders, and retained by them after the payment of any Compensation to Mr. Winokur, as of that time, represents to (ii) the total amount of capital invested by them in the Companies as of that time. The Cumulative Rate of Return is an annual rate and is to be calculated with compounding on an annual basis, taking into account the period of time from the date or dates that capital was invested by the Stockholders in the Companies to the dates of the receipt of Cash by the Stockholders.

            The Employment Agreement provides that no Compensation will be paid to Mr. Winokur until the Compensation Committee of the Corporation certifies in writing that the foregoing performance goals have been satisfied.

            If the proceeds of a Measuring Event involve property other than cash, the Employment Agreement provides that the fair market value of such property will be determined by the Board, acting in its reasonable discretion, for purposes of applying the performance goals. The Employment Agreement further provides that if Mr. Winokur is entitled to the payment of Compensation, the payment of such property will be equitably apportioned between Mr. Winokur and the Stockholders based on the respective amounts they are entitled to receive.

            The Employment Agreement provides that Mr. Winokur's employment will terminate upon the earliest to occur of the following: (a) the termination or expiration of the Management Agreement provided that the ability of Praxis to make recommendations thereunder is terminated; (b) July 15, 2003; (c) the termination of employment by Praxis without Cause (as defined); (d) the termination of employment by Praxis as a result of Mr. Winokur's disability; (e) the termination by Mr. Winokur for Good Reason (as defined); (f) the termination of employment by Praxis for Cause; (g) Mr. Winokur's death; or (h) the termination by Mr. Winokur other than for Good Reason.

            If Mr. Winokur's employment is terminated upon the occurrence of any of the events described in (a), (b), (c), (d), or (e) above, then Mr. Winokur will be entitled to receive payments as described in the following paragraph. If Mr. Winokur's employment is terminated upon the occurrence of any of the events described in (f), (g), or (h) above, then Mr. Winokur will be entitled to no further payments of any kind.

            If Mr. Winokur's employment is terminated under circumstances entitling him to further payments (as described above), the Employment Agreement provides that the Bank will be valued by a nationally recognized or regionally recognized investment bank that has experience in valuing financial institutions (the "Valuation"), and Rose's will have 90 days from the date of the completion of the Valuation (the "Valuation Date") to accept or reject the Valuation. If Rose's accepts the Valuation, the Compensation Committee will determine in writing the amount Mr. Winokur would have been entitled to receive (see discussion of Mr. Winokur's compensation in the context of a Sale or other Measuring Event, contained in the foregoing paragraphs numbered one through three and the three paragraphs following the numbered paragraphs, above) if the Bank had been sold (as of the date of cessation of employment) for an amount equal to the Valuation after taking into account transaction expenses, and any amounts due to Mr. Winokur will be paid as follows:

            (1) To the extent that cash available to the Companies allows, and, in the case of the Bank, it is permitted to make a distribution to its stockholders under applicable law, Mr. Winokur will be paid in full within 90 days (the "Payment Date") after the Valuation Date.

            (2) To the extent that the chief financial officer of each of Praxis and the Bank certifies to Mr. Winokur that the Companies do not have sufficient liquidity to permit them to prudently pay all amounts due to Mr. Winokur, or, in the case of the Bank, it is not permitted to make a distribution under applicable law, such amounts will not be immediately due but will be deferred until a date which is not more than three years following the Valuation Date; provided, however, that if the Companies do not have sufficient liquidity on that date to pay to Mr. Winokur all amounts due him, or, in the case of the Bank, it is not permitted to make a distribution under applicable law, the remaining unpaid amount will be paid, with interest, during the succeeding nine years in 36 equal payments. Any amounts not paid will be paid in full upon the sale of the Bank and the receipt by the Stockholders thereof of the net proceeds thereof. The Employment Agreement provides that the Companies will use reasonable commercial efforts to achieve sufficient liquidity to allow such unpaid amounts to be paid as soon as practicable. Any amounts not paid on the Payment Date will bear interest from the Valuation Date.

            The Employment Agreement provides that if Rose's rejects the Valuation, the Bank will promptly be put up for sale and Mr. Winokur will receive Compensation in accordance with the description above. If the purchase price of the Bank consists of property other than cash, in addition to or in lieu of cash, then the amount due to Mr. Winokur will be paid in the form of his pro rata portion of each element of such consideration.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE PERFORMANCE BONUS AWARD FOR THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION'S SUBSIDIARY.

                                  PROPOSAL SIX

                            APPROVAL OF THE MERGER OF
                        THE NEW EQUITY COMPENSATION PLAN
                   INTO THE LONG TERM STOCK INCENTIVE PLAN AND
                       CERTAIN AMENDMENTS TO THE LONG TERM
                              STOCK INCENTIVE PLAN


Merger of the Plans and Amendment to the Long Term Stock Incentive Plan


      The Board of Directors, at its meeting on September 2, 1998, approved, subject to the approval of stockholders, the merger of the Old Plan into the New Plan and certain amendments to the New Plan to provide (i) that the 700,000 shares of Common Stock subject to options or awards under the Old Plan be merged into the New Plan and an additional 800,000 shares of Common Stock added to the New Plan, thereby increasing the aggregate number of shares of Common Stock subject to options or awards under the New Plan from 500,000 to 2,000,000 (the "Plan Merger"); (ii) that the maximum number of shares of Common Stock with respect to which options, restricted shares (as defined below) subject to the attainment of performance goals, stock appreciation rights, performance shares or other stock based awards that could be granted to any individual could not exceed 500,000 shares of Common Stock in any fiscal year during the term of the New Plan; and (iii) that the eligibility of the New Plan be extended to include grants of Non-Qualified Stock Options to employees of limited liability companies, partnerships and other non-corporate entities that are at least 50% owned by the Corporation. The maximum aggregate and individual number of shares of Common Stock subject to the limits described above are subject to adjustment to reflect certain corporate events and transactions.

      The effective date of the Plan Merger will be the date of stockholder approval of this proposal (the "Plan Merger Date"). Any options that remain outstanding under the Old Plan immediately prior to the Plan Merger Date will continue to be governed by the terms and provisions of the Old Plan. The affirmative vote of the holders of at least a majority of the shares of Common stock present and entitled to vote at the Annual Meeting is required to approve the merger of the Old Plan into the New Plan and the amendments to the New Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE MERGER OF THE NEW EQUITY COMPENSATION PLAN INTO THE LONG TERM STOCK INCENTIVE PLAN AND THE AMENDMENTS TO THE LONG TERM STOCK INCENTIVE PLAN.

Summary of the Long Term Stock Incentive Plan (as amended)

      The following description of the New Plan, giving effect to the proposed amendments, is a summary and is qualified in its entirety by reference to the text of the New Plan, which is available through [ ______________ ], the Corporation's investor relations firm, at [ ______________ ]. Other than the changes described above, the New Plan is substantially the same as when it was previously adopted by the stockholders.

Purpose

      In June 1997, the Board of Directors and the stockholders of the Corporation adopted the New Plan for the benefit of certain key employees and consultants of the Corporation and its subsidiaries and non-employee directors of the Corporation. The purpose of the New Plan is to enhance the profitability and value of the Corporation for the benefit of stockholders by enabling the Corporation to offer such individuals stock-based incentives and other equity interests in the Corporation in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Corporation's stockholders.

Administration

      The Plan will be administered by a committee of the Board of Directors of the Corporation consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If no Committee exists that has the authority to administer the New Plan, the functions of the Committee will be exercised by the Board of Directors of the Corporation. The Committee has the full authority to grant awards under the New Plan and to determine the persons to whom awards will be granted, the time or times such awards will be granted, the terms and conditions of such awards and the amounts of such awards.

Eligibility

      All employees and consultants of the Corporation and its subsidiaries (if any) designated by the Committee to participate in the New Plan are eligible to be granted options, restricted stock, stock appreciation rights, performance shares, performance units and other stock-based awards (collectively, the "Awards") under the New Plan. All non-employee directors of the Corporation are only eligible to receive a grant of Common Stock or non-qualified stock options under the New Plan in lieu of retainer fees or total director fees (as defined in the Plan).

Available Shares

      A maximum of 2,000,000 shares of Common Stock may be issued under the New Plan; however, the Committee may make appropriate adjustments to the number of shares available for Awards and the terms of outstanding awards under the New Plan to reflect any change in the Corporation's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Corporation.

      The maximum number of shares of Common Stock with respect to which options, restricted stock for which the lapse of restrictions is subject to the attainment of performance goals, stock appreciation rights, performance shares or other stock-based awards that may be granted to any individual under the New Plan is 500,000 for each fiscal year of the Corporation. If a stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it shall apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the New Plan.

      The maximum value of performance units which may be granted under the New Plan during each fiscal year of the Corporation will be $50,000.

      In general, upon the expiration, termination, cancellation or forfeiture of an Award, the unissued shares of Common Stock subject to such Award will again be available for Awards under the New Plan, but will still count against the individual specified limits.

Amendments

      The Plan provides that it may be amended by the Board of Directors of the Corporation, except that no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, for the exception for performance-based compensation under Section 162(m) of the Code or under Section 422 of the Code, may increase the aggregate number of shares of

Common Stock that may be issued under the New Plan, increase the maximum individual limits for any fiscal year, change the classification of employees, consultants and non-employee directors eligible to receive Awards, decrease the minimum option price of any option, extend the maximum option period under the New Plan, change any rights with respect to non-employee directors, materially alter the performance criteria for certain Awards or to make any other change that requires stockholder approval pursuant to the exemption for performance-based compensation under Section 162(m) of the Code or under Section 422 of the Code.

Types of Awards

      The Plan provides for the grant of any or all of the following types of awards to eligible employees: (i) stock options, including incentive stock options (which may only be granted to employees) and non-qualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; (iv) performance units; (v) performance shares; and (vi) other stock-based awards. In addition, the New Plan provides for the award of Common Stock or options to non-employee directors of the Corporation as described below. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination, or in tandem, as determined by the Committee.

Stock Options

      Under the New Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. Options may be in the form of incentive stock options or non-qualified stock options. Non-qualified stock options also may be granted to employees of affiliates that are at least 50% owned by the Corporation and that are limited liability companies, partnerships or other non-corporate entities. The Committee will, with regard to each option, determine the number of shares subject to the option, the term of the option (which shall not exceed 10 years, provided, however, that the term of an incentive stock option granted to a 10% stockholder of the Corporation shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder of the Corporation, 110% of fair market value).

      The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant (free and clear of any liens and encumbrances), in shares of restricted stock valued at fair market value on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to restricted stock), by a reduction in the number of shares of Common Stock issuable upon exercise of the option or by such other method as is approved by the Committee. If an option is exercised by delivery of shares of restricted stock, the shares of Common Stock acquired pursuant to the exercise of the option will generally be subject to the same restrictions as were applicable to such restricted stock. All options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

Restricted Stock

      The Plan authorizes the Committee to award shares of restricted stock. A recipient of restricted stock may be required to pay the par value of such shares to receive such restricted stock. Upon the award of restricted stock, the recipient generally has all rights of a stockholder with respect to the shares including the right to receive dividends, the right to vote such shares and, subject to full vesting, the right to tender such shares, unless otherwise specified by the Committee at the time of grant, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock award agreement.

      Recipients of restricted stock are required to enter into a restricted stock award agreement with the Corporation which states that the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time.

      If the lapse of the relevant restriction is based on the attainment of objective performance goals, the Committee shall establish the objective performance goals and the applicable vesting percentage for the restricted stock awards applicable to participants. These performance goals shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits of the Corporation (or in any case a subsidiary, division, or other operational unit of the Corporation); (ii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (iii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Corporation's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Corporation, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (iv) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations of the Corporation (or a subsidiary, division or other operational unit of the Corporation); (v) the attainment of certain target levels of, or a specified percentage increase in, revenues, net income, earnings before interest, taxes, depreciation and/or amortization of the Corporation (or a subsidiary, division, or other operational unit of the Corporation); (vi) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on investment; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity of the Corporation (or any subsidiary, division or other operational unit of the Corporation); and (viii) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of the Corporation (or any subsidiary, division or other operational unit of the Corporation).

Performance Shares and Performance Units

      Under the New Plan, the Committee may grant performance shares to eligible employees and consultants entitling them to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee, upon the attainment of performance goals established by the Committee based on a specified performance period from among those set forth with regard to restricted stock above. The Committee may also grant performance units to eligible employees entitling them to receive a value payable in cash or shares of Common Stock, as determined by or with the consent of the Committee, upon the attainment of performance goals established by the Committee based on a specified performance period from among those set forth with regard to restricted stock above. Performance units shall be awarded in a dollar amount and shall be converted for calculation purposes of growth in value to shares of Common Stock based on the fair market value of the shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Corporation for the fiscal year of the Corporation immediately preceding the fiscal year of the commencement of the measurement period for the performance cycle, provided that the Committee may provide with regard to any grant that the minimum price for such conversion shall be the fair market value on the date of grant.

      At the time of any award of performance shares or performance units the Committee may also award eligible employees and consultants the right to receive the cash value of any dividends and other distributions that would have been received had the eligible employee held each share of Common Stock of the earned performance share award or performance unit award from the first day of the second year of the performance period until the actual distribution of the related share of Common Stock or cash value thereof to the eligible employee. Such amounts, if awarded, shall be paid to the eligible employee as and when the shares of Common Stock or cash value thereof are distributed to the eligible employee.

      The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

Other Stock-Based Awards

      Awards of Common Stock and other Awards that are valued in reference to Common Stock may be granted either alone or in addition to or in tandem with other Awards under the New Plan.

Stock Appreciation Rights ("SARs")

      The Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be a percentage designated by the Committee of the per share fair market value of the Common Stock on the date of grant (or any other date chosen by the Committee) in the case of a Non-Tandem SAR.

      A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the option. A Tandem SAR generally may be exercised at and only at the times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

      A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

      The Committee is also authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a Change in

Control (as defined in the New Plan) or such other event as the Committee may designate at the time of grant or thereafter.

Awards to Non-Employee Directors

      The Plan provides for the Award of Common Stock or options to non-employee directors in lieu of their annual directors' Retainer Fees or in lieu of their Total Director Fees (which includes both Retainer Fees and Meeting Fees) to the extent elected by such non-employee director under the terms of the New Plan. The Retainer Fee and Total Director Fees may be paid, at the election of each director made in writing prior to the first day of the Corporation's fiscal year in the form of cash, grants ("Stock Awards") of shares of the Corporation's Common Stock or options, provided that (i) awards attributable to Retainer Fees will be made on the first day of each quarter of the fiscal year and awards attributable to Meeting Fees will be made on the dates of the meetings to which they relate; (ii) compensation to be paid in the form of options will be valued using the Black-Scholes option pricing model and such assumptions as the Corporation, in its sole discretion, deems reasonable; (iii) the exercise price of the options will be, and Stock Awards will be valued using, the closing price of the Common Stock on the date of grant or issuance or deemed date of grant or issuance; and (iv) options will terminate on the fifth anniversary of the date of issuance and will survive termination of membership on the Board of Directors of the Corporation.

Change in Control

      Unless determined otherwise by the Committee at the time of grant, upon a Change in Control (as defined in the New Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested. However, unless otherwise determined by the Committee at the time of grant, no acceleration of exercisability shall occur with regard to certain options that the Committee reasonably determines in good faith prior to a Change in Control will be honored or assumed or new rights substituted therefor by a participant's employer immediately following the Change in Control.

Miscellaneous

      Subject to limited post-employment exercise periods and vesting in certain instances, Awards to a participant under the Plan are generally forfeited upon any termination of employment. Participants required to file reports under
Section 16(a) of the Exchange Act may be limited to certain specific exercise, election or holding periods with respect to the Awards granted to them under the Plan. Awards are generally nontransferable except that the Committee may, in its sole discretion, permit the transfer of non-qualified stock options (other than those granted to non-employee directors) at the time of grant or thereafter. Awards will have such terms and will terminate upon such conditions as may be contained in individual Awards.

U.S. Federal Income Tax Consequences

      The rules concerning the federal tax consequences with respect to options granted pursuant to the Plan are quite technical. The applicable statutory provisions are subject to change, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal tax consequences (state and local tax consequences are not addressed below).

      Under current federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Corporation. In general, no taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. Capital gains rates may further reduced in the case of an extended holding period. The Corporation will not be entitled to a tax deduction upon the exercise of an incentive stock option, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Corporation is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

      In general, an optionee will realize no taxable income upon the grant of non-qualified options and the Corporation will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. Subject to the possible application of Section 162(m) of the Code, the Corporation will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

      In addition: (i) any officers and directors of the Corporation subject to
Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the Corporation is subject to the applicable federal tax rules, including, without limitation, Code Section 162(m) regarding a $1 million limitation on deductible compensation; and (iii) in the event that the exercisability of an option is accelerated because of a Change in Control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code.

      The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

                                 PROPOSAL SEVEN

                              INDEPENDENT AUDITORS

            The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CONFIRM SUCH APPOINTMENT.

            Representatives of KPMG Peat Marwick LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.


                              STOCKHOLDER PROPOSALS

            Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the annual meeting of the Corporation to be held in 1999 must submit the same in writing so as to be received at the executive offices of the Corporation on or before _________, 1999. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                             By Order of the Board of Directors,


                                             Jack L. Howard
                                             Secretary

September __, 1998

                              ROSE'S HOLDINGS, INC.
                                      PROXY

      The undersigned appoints Warren G. Lichtenstein and Jack L. Howard, and either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Rose's Holdings, Inc. (the "Corporation") that the undersigned is entitled to vote at the annual meeting of stockholders to be held at __________________________________ on _______, 1998 at 10:00 A.M., and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), (3), (4), (5), (6), and
(7)

1.    ELECTION OF DIRECTORS

      FOR all nominees listed                   WITHHOLD AUTHORITY to
      below except as marked                    vote for all nominees
      to the contrary below   [_]                     listed below    [_]

      Warren G. Lichtenstein, Earle C. May and Joseph L. Mullen

      (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

      --------------------------------------------------------------------------

2. PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO (I) CHANGE THE PAR VALUE OF THE CORPORATION'S CAPITAL STOCK FROM NO PAR VALUE TO $.001 PAR VALUE PER SHARE AND (II) DELETE REFERENCES TO THE PLAN OF REORGANIZATION

            [_] FOR               [_] AGAINST               [_] ABSTAIN


3. PROPOSAL TO EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT OF THE COMMON STOCK

            [_] FOR               [_] AGAINST               [_] ABSTAIN


4. PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO (I) ELIMINATE THE STAGGERED BOARD AND (II) REDUCE THE REQUIRED NUMBER OF BOARD MEMBERS

            [_] FOR               [_] AGAINST               [_] ABSTAIN

5. PROPOSAL TO APPROVE THE PERFORMANCE BONUS AWARD TO THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF A SUBSIDIARY OF THE CORPORATION TO QUALIFY SUCH AWARD UNDER SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

            [_] FOR               [_] AGAINST               [_] ABSTAIN


6. PROPOSAL TO APPROVE THE MERGER OF THE CORPORATION'S NEW EQUITY COMPENSATION PLAN WITH THE LONG TERM STOCK INCENTIVE PLAN, TOGETHER WITH CERTAIN AMENDMENTS TO THE LONG TERM STOCK INCENTIVE PLAN

            [_] FOR               [_] AGAINST               [_] ABSTAIN


7. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION

            [_] FOR               [_] AGAINST               [_] ABSTAIN


8. In their discretion upon such other matters as may properly come before the meeting.


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.

      Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature if held jointly

                                        DATED:              , 1998
                                              --------------

      Please return in the enclosed postage paid envelope.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                    APPENDIX A-1

                     PROPOSED AMENDMENT TO ARTICLE FOURTH OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                         TO CHANGE THE PAR VALUE OF THE
                 CORPORATION'S CAPITAL STOCK TO $.001 PER SHARE


      RESOLVED, that Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

      FOURTH: The Corporation shall have the authority to issue an aggregate of Sixty Million (60,000,000) shares of capital stock. The authorized capital shall be divided into common stock (the "Common Stock") and preferred stock (the "Preferred Stock"). The Common Stock of the Corporation shall consist of Fifty Million (50,000,000) shares, par value $.001 per share. The Preferred Stock of the Corporation shall consist of Ten Million (10,000,000) shares, par value $.001 per share.

                                                                    APPENDIX A-2


                            PROPOSED AMENDMENT TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                       TO DELETE THE BANKRUPTCY PROVISIONS


      RESOLVED, that Article FIFTH of the Restated Certificate of Incorporation of the Corporation is hereby deleted in its entirety and Article SIXTH is hereby amended to read in its entirety as follows:

      SIXTH: The Common Stock and Preferred Stock shall each have the powers, preferences, rights, qualifications, limitations and restrictions set forth below.

      (a)   Common Stock.

            (i) Powers. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Article FOURTH, to provide for the issuance of the shares of Common Stock in one or more classes or series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and subject to the provisions of this Article SIXTH, to fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof.

            (ii) Voting Rights. The holders of shares of Common Stock shall be entitled to one vote for each share so held with respect to all matters voted on by the stockholders of the Corporation.

            (iii) Dividends. Dividends may be paid on the Common Stock as and when declared by the Board of Directors.

            (iv) Liquidation Rights. Subject to the prior and superior right of the Preferred Stock, upon any voluntary or involuntary liquidation, dissolution or winding up of affairs of the Corporation, the holders of Common Stock shall be entitled to receive of the funds to be distributed such amount as remains after distribution of all amounts, if any, required to be distributed to holders of any Preferred Stock. Such funds shall be paid to the holders of Common Stock on the basis of the number of shares of Common stock held by each of them.

            (v) Reserve Powers. The holders of shares of Common Stock shall have all other powers, preferences and rights conferred upon owners of shares of capital stock under the laws of the State of Delaware, except insofar as such powers, preferences and rights are expressly restricted by the provisions of Paragraph
                  (b) of this Article SIXTH.

      (b)   Preferred Stock.

            (i) Powers. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Article FOURTH, to provide for the issuance of the shares of Preferred Stock in one or more classes or series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof.

            (ii) Liquidation Rights. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all classes or series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all classes or series of Preferred Stock in accordance with the respective liquidation preferences (including unpaid cumulative dividends, if any) payable with respect thereto.

      (c) No stockholder of the Corporation shall by reason of his holding of shares of any class or series have any preemptive or preferential right to purchase or subscribe to any shares of any class or series of stock of the Corporation, now or hereafter authorized, or any securities convertible into or carrying options or warrants to purchase any shares of any class or series of stock of the Corporation, now or hereafter authorized, other than such rights, if any, as the Board of Directors, in its discretion from time to time may grant and at such price as the Board of Directors may fix.

                                                                      APPENDIX B


                     PROPOSED AMENDMENT TO ARTICLE FOURTH OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                   TO EFFECT THE PROPOSED REVERSE STOCK SPLIT
                             AND FORWARD STOCK SPLIT


      RESOLVED, that Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended by adding as Sections (a) and (b) after the last sentence of Article FOURTH the following provisions:

            (a) At 6:00 p.m. (Eastern Time) on the effective date of the amendment adding this Section (a) to Article FOURTH (the "Effective Date"), each share of Common Stock held of record as of 6:00 p.m. (Eastern
      Time) on the Effective Date shall be automatically reclassified and converted, without further action on the part of the holder thereof, into one five-hundredth (1/500) of one share of Common Stock. No fractional share of Common Stock shall be issued to any Fractional Holder (as defined below) upon such reclassification and conversion. Except as set forth in the immediately following sentence, from and after 6:00 p.m. on the Effective Date, each Fractional Holder shall have no further interest as a stockholder in respect of any such fractional share and, in lieu of receiving such fractional share, shall be entitled to receive, upon surrender of the certificate or certificates representing such fractional share, the cash value of such fractional share based on the average daily closing price per share of the Common Stock on the NASD OTC Bulletin Board for the 10 trading days immediately preceding the Effective Date, without interest (the "Cash Value"). Appraisal rights under Section 262 of the GCL shall be available for each such fractional share of a Fractional Holder who has complied with the provisions of said Section 262. As used herein, the term "Fractional Holder" shall mean a holder of record of less than 500 shares of Common Stock as of 6:00 p.m. (Eastern Time) on the Effective Date, who would be entitled to less than one whole share of Common Stock in respect of such shares as a result of the reclassification and conversion provided for herein.

            (b) At 7:00 p.m. (Eastern Time) on the Effective Date, each share of Common Stock and any fraction thereof (excluding any interest in the Company held by a Fractional Holder converted into cash pursuant to the immediately preceding paragraph) held by a holder of record of one or more shares of Common Stock as of 7:00 p.m. (Eastern Time) on the Effective Date shall be automatically reclassified and converted, without further action on the part of the holder thereof, into multiple shares of Common Stock on the basis of 250 shares of Common Stock for each share of Common Stock then held. Each stockholder who holds a record an odd number of shares of Common Stock greater than 500 shares immediately prior to the Effective Date shall be entitled to receive, in lieu of the fraction of a share resulting from the foregoing conversion, cash in the amount of the last value multiplied by the fraction of a share of Common Stock that would otherwise be issuable to such stockholder after giving effect to the foregoing conversion.

            (c) However, the reclassifications and conversions contained in subsections (a) and (b) of this Article shall be effected only in the event the average daily closing price per share of the Common Stock on the NASD OTC Bulletin Board for the 10 trading days immediately preceding the Effective Date is $2.25 or less.

                                                                      APPENDIX C

                               SECTION 262 OF THE
                         GENERAL CORPORATION LAW OF THE
                                STATE OF DELAWARE


      262 APPRAISAL RIGHTS. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to SECTION 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to SECTION 251 (other than a merger effected pursuant to SECTION 251(g) of this title), SECTION 252, SECTION 254, SECTION 257, SECTION 258, SECTION 263 or SECTION 264 of this title:

      (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of SECTION 251 of this title.

      (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SECTIONS 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

      (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under SECTION 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d)   Appraisal rights shall be perfected as follows:

      (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

      (2) If the merger or consolidation was approved pursuant to SECTION 228 or SECTION 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation,'either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (1) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 229, L96, eff. 2-1-96 and Ch. 349, L. '96, eff. 7-1-96.)

                                                                      APPENDIX D


                 PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE
                OF INCORPORATION AND BY-LAWS TO (I) ELIMINATE THE
                CORPORATION'S STAGGERED BOARD AND (II) REDUCE THE
                        REQUIRED NUMBER OF BOARD MEMBERS


      RESOLVED, that Article SEVENTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

      SEVENTH:

      (a) The number of directors constituting the entire Board of Directors shall be not less than five nor more than nine, the exact number to be fixed from time to time by vote of a majority of the entire Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

      (b) The Board of Directors, excluding directors elected by the holders of shares of any class or series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation as provided in Article SIXTH hereto, shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with the term of office of one class expiring each year, and each director shall hold office for a term expiring at the third annual meeting of stockholders following his or her election and, in each case, until his or her successor shall have been duly elected and qualified; provided, however, that commencing at the annual meeting of stockholders to be held in fiscal year 1999, with respect to directors whose terms expire at the annual meeting of stockholders held in fiscal year 1999, 2000 and 2001, each such director shall, upon the expiration of his or her term, be elected to serve until the annual meeting of stockholders held in the following fiscal year and, in each case, until his or her successor shall have been duly elected and qualified.

      (c) Except as otherwise provided in this Article SEVENTH, any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum. Any director chosen to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been elected and qualified.

      RESOLVED, that Article III, Section 1 of the Corporation's By-Laws is hereby amended to read in its entirety as follows:

      Section 1. Number and Term. Except as provided in the certificate of incorporation or by applicable law, the number of directors which shall constitute the entire board shall be no less than five or more than nine, the exact number to be determined from time to time by a vote of the majority of the entire board of directors.

                                                                      APPENDIX E


                             EMPLOYMENT AGREEMENT

            Agreement made as of the ___th day of July, 1998, by and between Praxis Investment Advisors, Inc. ("Praxis"), a Delaware corporation, with its principal place of business at 1308 Main Street, Suite 112, Saint Helena, California 94574, and Andrew Winokur, whose address is P. O. Box 383, Calistoga, California 94515 ("Executive").

                             W I T N E S S E T H :

            WHEREAS, it is anticipated that Rose's International, Inc. ("Rose's"), a Delaware corporation and a wholly-owned subsidiary of Rose's Holdings, Inc. ("Holdings"), and Executive will enter into a Subscription and Stockholders Agreement, pursuant to which Rose's will purchase and own 90 percent, and Executive will purchase and own 10 percent, of the common stock of Praxis and of WebBank Corporation, a Utah industrial loan corporation (the "Bank" and, together with Praxis, the "Companies");

            WHEREAS, it is anticipated that Praxis will enter into a management agreement (the "Management Agreement") under which Praxis will agree to provide Rose's and the other stockholders of the Bank management services in connection with the ownership and operation of the Bank;

            WHEREAS, Praxis desires to employ Executive as President and chief executive officer and Executive is willing to serve in such capacity; and

            WHEREAS, Praxis and Executive desire to set forth the terms and conditions of such employment;

            NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, Praxis and Executive agree as follows:

            1.    Employment.

                  (a) Praxis hereby agrees to employ Executive, and Executive agrees to be employed by Praxis, on the terms and conditions herein contained as President and chief executive officer. Executive shall report to the Board of Directors of Praxis (the "Board") and the Chairman of the Board. Executive agrees that in such office he shall perform such duties and functions as are commensurate with his status as President and chief executive officer as may from time to time be determined by the Board in accordance with reasonable and customary practice, including, but not limited to, the ability to hire and discharge employees and to set their compensation and other customary duties and functions of presidents and chief executive officers of companies. The Executive shall promptly follow all legal directions of the Board. The Executive shall devote substantially all of his business time, energy, skill and efforts to the performance of his duties hereunder and shall faithfully and diligently serve Praxis.

                  (b) The Management Agreement provides that Praxis may make recommendations to, and consult with, the management and Board of Directors of the Bank with respect to the deployment of the Bank's capital, the development of the Bank's business lines, the Bank's acquisition of assets and the Bank's distributions to its stockholders (the "Recommendations"). Executive shall have the authority to formulate the Recommendations on behalf of Praxis.

                  (c) Each of the parties hereto agrees to execute and deliver on the Effective Date (as hereinafter defined), and to use its best efforts to cause its affiliates (including the Bank) to execute and deliver on the Effective Date, the Subscription and Stockholders Agreement and the Management Agreement, substantially in the forms annexed hereto as Exhibits 1 and 2, respectively.

            2.    Term of Employment.

                  (a) Executive's employment under this Agreement (the "Employment") shall be for a term commencing on the date of the purchase by Rose's and Executive of the stock of the Bank (the "Effective Date") and terminating on the fifth anniversary of the Effective Date, or such earlier date as is provided in Section 6 hereof, subject to the Employment being extended pursuant to the renewal provisions described in Sections 2(b) and 2(c) hereof (the "Employment Term"). Notwithstanding anything to the contrary herein, the provisions of Sections 12 and 13 hereof shall survive and remain in effect notwithstanding the termination of Employment or a breach by Praxis or Executive of this Agreement.

                  (b) The Employment Term shall be extended to the sixth anniversary of the Effective Date if Praxis and the Executive shall agree, in writing during the 30-day period beginning 48 months after the Effective Date, to renew this Agreement on the same terms as described herein.

                  (c) If the Employment Term shall be extended as described in
Section 2(b), this Agreement shall be renewed, on the same terms as described herein, by Praxis and the Executive for one or more 12-month periods by agreeing in writing to renew the Agreement during the applicable 30-day period preceding the anniversary of the Effective Date.

            3.    Compensation.

                  (a) Subject to Sections 3(d) and 14 hereof, as compensation for his services under this Agreement, Praxis shall pay to the Executive an amount (the "Compensation") which shall be measured by reference to the receipt by stockholders (the "Stockholders") of cash ("Cash") as a result of distributions ("Dividends") by the Companies to their respective Stockholders and as a result of the sale of the Bank or Praxis (the "Sale" and, together with Dividends, the "Measuring Event") during the Employment Term, as follows:

                        (1) After the Stockholders have received Cash in an aggregate amount (i) equal to the capital invested by them in the Companies and
(ii) providing them with a Cumulative Rate of Return (as defined in Section 3(b)) of 10 percent, Executive shall be paid an amount equal to 29.03 percent of the cumulative amount received by the Stockholders under clause (ii); provided, however, that if Praxis does not have sufficient liquidity to make the foregoing payment to Executive and the amount payable to Executive arises as a result of a Dividend, such amount shall be accrued and shall be paid to Executive out of subsequent available liquid resources, if any, before the Stockholders are entitled to receive any further Cash. If such amount otherwise payable to Executive arises from a Sale (of the Bank) and the amount of the purchase price and the amount of Praxis' assets does not allow Praxis to make such payment in full, Executive shall be entitled to no further payment after the utilization of Praxis' assets to satisfy the amount due to Executive.

                        (2) Of the remaining Cash (after deducting all amounts described in Section 3(a)(1)), until such time as the Stockholders have received aggregate Cash providing them with a Cumulative Rate of Return of 25 percent, Executive shall be paid an amount equal to 22.5 percent of the amount of the Cash.

                        (3) Once the Stockholders have received aggregate Cash providing them with a Cumulative Rate of Return of 25 percent, Executive shall be paid an amount equal to 50 percent of the amount of the remaining Cash (after deducting all amounts described in Sections 3(a)(1) and (a)(2)).

                  Examples illustrating the application of this Section 3(a) are attached hereto as Exhibit A.

                  (b) For purposes of Section 3(a), the Stockholders' "Cumulative Rate of Return" of 10 percent or 25 percent, as the case may be, as of any particular time, means an amount equal to the aggregate Cash that would be required to be received by the Stockholders at that time (including, without limitation, the return of the amount of the capital invested in the Companies) in order to provide the Stockholders with the following rate of return of 10 percent or 25 percent, as the case may be: the rate of return (calculated as provided in Section 3(c)) which (i) the total amount that has been received by the Stockholders, and retained by them after the payment of any Compensation to Executive, as of that time, represents on (ii) the total amount of capital invested by them in the Companies as of that time.

                  (c) The rate of return referred to in Section 3(b) is an annual rate and shall be calculated with compounding on an annual basis, taking into account the period of time from the date or dates that capital was invested by the Stockholders in the Companies to the dates of the receipt of Cash by the Stockholders.

                  (d) No Compensation shall be paid to Executive under this Agreement until the Compensation Committee of Holdings (the "Compensation Committee") shall certify in writing that the performance goals specified in
Section 3(a) have been satisfied. At least three business days prior to a proposed occurrence of a Measuring Event, the Compensation Committee shall determine whether, following such Measuring Event, Executive is entitled to any payment of Compensation, and, if so, the amount of such payment. If the Compensation Committee shall determine that Executive is entitled to the payment of Compensation, such payment shall be made promptly following the Measuring Event.

                  (e) If the proceeds of a Measuring Event involve property other than cash, the fair market value of such property shall be determined by the Board, acting in its reasonable discretion, for purposes of applying the performance goals described in Section 3(a). If Executive shall be entitled to the payment of Compensation, the payment of such property shall be equitably apportioned between Executive and the Stockholders based on the respective amounts they are entitled to receive.

            4.    Insurance.

                  Praxis shall purchase, at its expense of up to $6,000 per year, a term life insurance policy for Executive in the amount of the lesser of
(i) $5,000,000 or (ii) the maximum amount of term insurance that may be purchased for an annual premium of $6,000. The proceeds of such policy shall be payable to the estate of Executive or as he otherwise directs.

            5.    Expenses.

                  Praxis shall reimburse Executive in accordance with its expense reimbursement policy as in effect from time to time for all reasonable expenses incurred by Executive in connection with the performance of his duties under this Agreement upon the presentation by Executive of an itemized account of such expenses and appropriate receipts.

            6.    Termination Events.

                  The Employment shall terminate upon the earliest to occur of the following:

                  (a) The termination or expiration of the Management Agreement unless (i) the ability of Praxis to make Recommendations is not terminated or
(ii) such termination is due to the sale of the Bank and the Executive's Employment has not been terminated or, if terminated, Section 7(a) hereof does not apply;

                  (b) The expiration of the Employment Term, as it may be extended under Section 2(b) or 2(c);

                  (c) The termination of Employment by Praxis without Cause (as defined in Section 10);

                  (d) The termination of Employment by Praxis for disability in accordance with Section 9;

                  (e) The termination of Employment by the Executive for Good Reason (as defined in Section 11);

                  (f) The termination of Employment by Praxis for Cause (as defined in Section 10);

                  (g)   The Executive's death; or

                  (h) The termination of Employment by the Executive other than for Good Reason (as defined in Section 11).

            7.    Termination.

                  (a) If the Employment shall terminate upon the occurrence of any of the events described in Sections 6(a), 6(b), 6(c), 6(d) or 6(e), then Executive shall be entitled to receive payments as described in Section 8 below.

                  (b) If the Employment shall terminate upon the occurrence of any of the events described in Sections 6(f), 6(g) or 6(h), then Executive shall be entitled to no further payments of any kind.

            8.    Termination Payments.

                  (a) Pursuant to Section 7(a), the Bank shall be valued, as provided in Section 8(b) (the "Valuation"), and Rose's shall have 90 days from the date of the completion of the Valuation (the "Valuation Date") to accept or reject the Valuation. If Rose's shall accept the Valuation, then such amount due to Executive shall be payable on the terms set forth in Section 8(c). If Rose's shall reject the Valuation, then Section 8(e) shall apply.

                  (b) Praxis and Executive shall mutually engage a nationally recognized or regionally recognized investment bank that has experience in valuing financial institutions in order to determine the Valuation as of the date of the cessation of employment. If Praxis and Executive are unable to agree mutually on such investment bank to determine the Valuation, Praxis and Executive shall each select an investment bank having the qualifications described in the first sentence of this Section 8(b), and such investment banks shall select a third investment bank with such qualifications to determine the Valuation.

                  (c) If Rose's shall accept the Valuation, the Compensation Committee shall determine in writing the amount the Executive would have been entitled to receive under Section 3 if the Bank had been sold (as of the date of cessation of employment) for an amount equal to the Valuation after taking into account transaction expenses, and any amounts due to Executive shall be paid as follows:

                        (1) To the extent that cash available to the Companies allows, and, in the case of the Bank, it is permitted to make a distribution to its Stockholders under applicable law, Executive shall be paid in full within 90 days (the "Payment Date") after the Valuation Date.

                        (2) To the extent that (i) the Chief Financial Officer of each of Praxis and the Bank shall certify to Executive on or before the Payment Date, and on each of the first three anniversaries of the Valuation Date ("Valuation Date Anniversaries"), that the Companies do not have sufficient liquidity to permit them to prudently pay all amounts due to Executive, or (ii) in the case of the Bank, it is not permitted to make a distribution under applicable law, then, subject to clause (ii), that portion of the amount due to Executive that the liquidity of the Companies allows to be paid shall be paid on the Payment Date and on the date which is 15 days after each of the Valuation Date Anniversaries, and any remaining unpaid amounts shall not be immediately due but shall be deferred until a date which is not more than three years following the Valuation Date (the "Third Valuation Date Anniversary"). Notwithstanding the foregoing, if the Companies do not have sufficient liquidity on the Third Valuation Date Anniversary to pay to Executive all amounts due him, or, in the case of the Bank, it is not permitted to make a distribution under applicable law, the remaining unpaid amount (the "Unpaid Claim") shall be paid as provided in Section 8(c)(3). Any amounts not paid shall be paid prior to any payments of any kind by the Companies to their respective Stockholders and in any case in full upon the sale of the Bank and the receipt by the Stockholders thereof of the net proceeds thereof. The Companies shall use reasonable commercial efforts to achieve sufficient liquidity to allow such unpaid amounts to be paid as soon as practicable. Any amounts not paid on the Payment Date shall bear interest from the Valuation Date at the following rates:

      For the first six months after the Valuation Date:  LIBOR

      From six to 12 months after the Valuation Date:  LIBOR+2%

      From 12 to 18 months after the Valuation Date:  LIBOR+4%

      From 18 to 36 months after the Valuation Date:  LIBOR+6%

                        (3) The Unpaid Claim shall have a term of nine years and shall bear interest, payable quarterly, at LIBOR plus 6% (with LIBOR being determined and reset every 12 months). The principal of the Unpaid Claim shall be paid in 36 equal installments.

                  (d) Upon the acceptance by Rose's of the Valuation, the amount due to Executive may be assignable by him.

                  (e) If Rose's shall reject the Valuation, the Bank shall promptly be put up for sale and Section 3 shall apply. If the purchase price of the Bank consists of property other than cash, in addition to or in lieu of cash, then the amount due to Executive shall be paid in the form of his pro rata portion of each element of such consideration.

                  (f) Praxis shall promptly identify the projects which have been completed by Praxis as of the date of the termination of Employment (the "Termination Date") and provide or will provide Praxis with revenue (the "Project Revenue"). Following his termination of Employment, in addition to any Compensation payable to Executive pursuant to Section 3(a) and Section 8(c) or 8(e), Dividends (whenever paid) by Praxis and consisting of Project Revenue received by Praxis within five years of the Termination Date, plus any cash and receivables on hand on the Termination Date, less allocable costs and expenses ("Net Project Revenue"), shall be taken into account in computing the Compensation payable to Executive pursuant to Section 3(a). Praxis hereby agrees to exercise its best efforts to timely pay Dividends of Net Project Revenue to its Stockholders. Notwithstanding the foregoing, if Praxis shall owe any amount to Executive pursuant to Section 8(c)(2), the amount that would otherwise be paid by Praxis as a Dividend of Net Project Revenue to its Stockholders shall be applied against Executive's claim, but shall still be taken into account in computing the Compensation payable to Executive.

            9.    Disability.

                  If the Executive becomes unable to perform his duties and responsibilities as provided in Section 1 of this Agreement for a period of at least 180 consecutive days by reason of disability, Praxis shall terminate the Employment hereunder. In such event, Praxis shall have no other obligation to the Executive other than the termination payments as set forth in Section 8.

            10.   Cause.

                  Cause shall mean any of the following:

                  (a) Any act by Executive involving willful misconduct or gross negligence, which is materially injurious to either of the Companies;

                  (b) The commission of any act by Executive constituting fraud on either of the Companies (excluding any good faith expense account disputes);

                  (c) The conviction of Executive of (or the pleading by Executive nolo contendere to) a felony or any other crime which would materially interfere with Executive's ability to perform his responsibilities and duties, other than felonies or other crimes related to the operation of a motor vehicle; or

                  (d) The breach by Executive of any material obligations under this Agreement and his failure to remedy such breach after having been given notice of the breach and a reasonable opportunity to cure it.

            11.   Good Reason.

                  Good Reason shall mean any of the following:

                  (a) The repeated failure to implement the Recommendations made by Executive as a result of the action or inaction of Praxis or Rose's, provided that:

                        (1) The Recommendations have been accepted by the Bank's Board of Directors and management and have not been opposed by the government agencies responsible for regulating the Bank;

                        (2) The Recommendations do not require additional capital contributions by Rose's;

                        (3) The Recommendations would not limit, in any material respect, the purchase, ownership or operation by Rose's or Holdings, directly or through any subsidiary, of other businesses under laws and regulations regulating the activities that may be conducted by stockholders of the Bank; and

                        (4) The Recommendations do not involve a financing by the Bank outside of the ordinary course of its business or a sale of the Bank.

                  (b) Any material diminution of the role, responsibilities or authority of Executive as an employee of Praxis, which the parties agree will be deemed to have occurred upon the sale of the Bank.

            12. Covenant not to Compete.

                  (a) Executive agrees that during the Employment Term he will not, directly or indirectly, for his own benefit or for, with or through any other person, firm or corporation, (i) manage, operate, control or participate in the management, operation or control of, or be connected as a director, officer, employee, partner, consultant, agent, independent contractor or otherwise with, or permit his name to actively be used in connection with, the operation of any business or organization or (ii) invest in or loan money to any business or organization competing with, or of a nature similar to, the business of Praxis or the Bank; provided, however, Executive may purchase or hold not more than five percent of any class of equity securities of any publicly traded company without restriction.

                  (b) If (i) Executive shall resign voluntarily from his Employment other than for Good Reason or (ii) his Employment shall be terminated for Cause, then during the period commencing on the Termination Date and for a period of two years thereafter, Executive will not directly or indirectly, for his own benefit or for, with or through any other person, firm or corporation, manage, operate, control or participate in the management, operation or control of, or be connected as a director, officer, employee, partner, consultant, agent, independent contractor or otherwise with, or permit his name to actively be used in connection with, or invest in or loan money to (collectively, "Participate In"), any business or organization which is then competing with or of a similar nature to the business of the Bank or Praxis; provided, however, Executive may purchase or hold not more than five percent of any class of equity securities of any publicly traded company without restriction. If Executive's Employment shall terminate under any other circumstances, then during the period commencing on the Termination Date and for a period of two years thereafter, he will not Participate In or with respect to any other Utah industrial loan corporation.

                  (c) Notwithstanding the provisions of subsections (a) and (b) above, Executive shall be entitled to own, and to receive revenues or payments with respect to, nominal investments held by Executive as of the date of the signing of this Agreement as to which Executive's role is passive. Executive shall make reasonable efforts to disclose the nature of such investments to Rose's, but shall not be required to make any disclosure where such disclosure would conflict with a confidentiality obligation of Executive with respect to such investment. In addition, (i) Executive may continue to hold his current investment (approximately nine percent of the outstanding equity on a fully diluted basis) in Goodrich & Pennington Mortgage Fund Inc. (the "Fund"), a mortgage and loan origination company operating primarily in the western United States, (ii) Executive may serve as a member of the board of directors of the Fund, and (iii) Executive may continue to provide, in his capacity as a member of the board of directors, limited consulting services to the Fund, provided that the performance of such services does not interfere with the performance of services by Executive under this Agreement.

                  (d) If any restriction set forth with regard to this Section 12 is found by any court of competent jurisdiction or an arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend over the maximum period of time, range of activities or geographic area as to which it may be enforce able.

            13.    Confidential Information

                  (a) During and after the Employment Term, Executive shall not use for his own benefit or any other person or entity other than the Companies and its affiliates any secret or confidential information, knowledge or data relating to the Company and its affiliates, and their respective businesses, including any confidential information as to customers of the Bank or its affiliates: (i) obtained by Executive during his employment by Praxis, and (ii) not otherwise public knowledge or known within the Bank's or its affiliates' industry. Executive shall not, without prior written consent of Praxis, unless compelled pursuant to the order of a court or other governmental or legal body having jurisdiction over such matter, communicate or divulge any such information, knowledge or data to anyone.

                  (b) Upon termination of Employment, Executive shall promptly deliver to Praxis all documents (whether prepared by Praxis, the Bank, an affiliated entity, Executive or a third party) relating to Praxis, the Bank or an affiliate of either or any of their businesses or property which Executive may possess or have under his direction or control.

            14.   Stockholder Approval.

                  This Agreement shall be effective only if it is approved by the stockholders of a majority of the outstanding shares of common stock of Holdings, and if such stockholders do not approve this Agreement on or prior to October 31, 1998, it shall become null and void. Holdings agrees to call and convene a stockholders meeting as soon as practicable and to use its reasonable best efforts to obtain the required stockholder approval of this Agreement.

            15.   Withholding.

                  Praxis shall withhold from any and all amounts payable under this Agreement such federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation. Accordingly, all dollar amounts referenced herein are "gross" amounts as opposed to "net" amounts.

            16.   Executive Representation.

                  Executive represents and warrants that he is under no contractual or other limitation that prevents him from entering into this Agreement and performing his obligations hereunder.

            17.   Guarantee by Rose's.

                  Rose's shall guarantee the obligations of Praxis to make payments to Executive pursuant to Sections 3 and 8(c)(3) and if the Bank has sufficient liquidity available to pay Dividends, subject to applicable law, Rose's shall exercise its reasonable best efforts to cause the Bank to pay Dividends and thereby allow Rose's to make payments to Praxis under the Management Agreement in order to enable Praxis to make payments that may be due to Executive pursuant to Section 8(c)(1) or 8(c)(2); provided, however, that Holdings shall have no liability hereunder.

            18.   Entire Agreement; Modification.

                  This Agreement constitutes the full and complete understanding of the parties hereto and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by either party, or anyone acting on behalf of either party, which are not embodied herein and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom or which enforcement may be sought.

            19.   Severability.

                  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms of provisions of this Agreement in any other jurisdiction.

            20.   Waiver of Breach.

                  The waiver by any party of a breach of any provisions of this Agreement, which waiver must be in writing to be effective, shall not operate as or be construed as a waiver of any subsequent breach.

            21.   Notices.

                  All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or one day after sending by express mail or other "overnight mail service," or three days after sending by certified or registered mail, postage prepaid, return receipt requested. Notice shall be sent as follows: if to Executive, to the address as listed in the records of Praxis; and if to Praxis, to Praxis at its office as set forth at the head of this Agreement, to the attention of the Chairman. Either party may change the notice address by notice given as aforesaid.

            22.   Assignability.

                  This Agreement, and the rights and benefits conferred upon Executive hereunder, may not be sold, transferred, pledged or otherwise assigned by Executive.

            23.   Governing Law.

                  All issues pertaining to the validity, construction, execution and performance of this Agreement shall be construed and governed in accordance with the laws of the State of New York, without giving effect to the conflict or choice of law provisions thereof.

            24.   Headings.

                  The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.

            25.   Counterparts.

                  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            26.   Availability of Equitable Remedies.

                  Since a breach of the provisions of Section 12 or 13 of this Agreement could not adequately be compensated by money damages, Praxis shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance.

            IN WITNESS WHEREOF, Praxis has caused this Agreement to be duly executed and Executive has hereunto set his hand as of the date first set forth above.

                                    PRAXIS INVESTMENT ADVISORS, INC.


                                    By: _____________________________________
                                        Name:
                                        Title:


                                        _____________________________________
                                                   Andrew Winokur


Agreement and Consent
to Section 14:

ROSE'S HOLDINGS, INC.


By: ____________________________________
    Name:
    Title:

Agreement and Consent
to Sections 8 and 17:

ROSE'S INTERNATIONAL, INC.


By: ____________________________________
    Name:
    Title:

                                                                     APPENDIX F




                              ROSE'S HOLDINGS, INC.

                         LONG TERM STOCK INCENTIVE PLAN

   (Formerly known as the Rose's Stores, Inc. Long Term Stock Incentive Plan)





            As amended and restated effective as of October __, 1998.

                     TABLE OF CONTENTS
                     -----------------
                                                                                Page
                                                                                ----
ARTICLE I.          PURPOSE...................................................... 1

ARTICLE II.         DEFINITIONS.................................................. 1

ARTICLE III.        ADMINISTRATION............................................... 7

ARTICLE IV.         SHARE AND OTHER LIMITATIONS................................. 10

ARTICLE V.          ELIGIBILITY................................................. 13

ARTICLE VI.         STOCK OPTION GRANTS......................................... 13

ARTICLE VII.        RESTRICTED STOCK AWARDS..................................... 16

ARTICLE VIII.       STOCK APPRECIATION RIGHTS................................... 18

ARTICLE IX.         PERFORMANCE SHARES.......................................... 20

ARTICLE X.          PERFORMANCE UNITS........................................... 22

ARTICLE XI.         OTHER STOCK-BASED AWARDS.................................... 24

ARTICLE XII.        NON-EMPLOYEE DIRECTOR AWARDS................................ 25

ARTICLE XIII.       NON-TRANSFERABILITY AND TERMINATION OF
                    EMPLOYMENT/CONSULTANCY PROVISIONS........................... 27

ARTICLE XIV.        CHANGE IN CONTROL PROVISIONS................................ 30

ARTICLE XV.         TERMINATION OR AMENDMENT OF THIS PLAN....................... 32

ARTICLE XVI.        UNFUNDED PLAN............................................... 33

ARTICLE XVII.       GENERAL PROVISIONS.......................................... 33

ARTICLE XVIII.      EFFECTIVE DATE OF PLAN...................................... 36

ARTICLE XIX.        TERM OF PLAN................................................ 36

ARTICLE XX.         NAME OF PLAN................................................ 37

EXHIBIT A           PERFORMANCE GOALS........................................... 38

                              Rose's Holdings, Inc.
                         Long Term Stock Incentive Plan


                                   ARTICLE I.

                                     PURPOSE

     The purpose of this Rose's Holdings, Inc. Long Term Stock Incentive Plan (this "Plan") is to enhance the profitability and value of Rose's Holdings, Inc. (the "Company") for the benefit of their stockholders by enabling the Company:
(i) to offer employees and Consultants of the Company and Designated Subsidiaries, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders and (ii) to offer Non-Employee Directors stock based incentives, in lieu of payment of their Retainer Fees (as defined below) or Total Director Fees (as defined below) in cash, thereby attracting, retaining and rewarding such Non-Employee Directors, and strengthening the mutuality of interests between Non-Employee Directors and the Company's stockholders.

     This Plan was formerly known as the Rose's Stores, Inc. Long Term Stock Incentive Plan and was amended and restated, effective as of October __, 1998 to reflect the restructuring of Rose's Stores, Inc. ("Rose's") whereby Rose's became a wholly-owned subsidiary of the Company, and to further provide for (ii) the merger of the Rose's Stores, Inc. New Equity Compensation Plan with and into the Plan, thereby increasing by 700,000 shares the number of shares of Common Stock subject to Awards under the Plan, (iii) the further increase by 800,000 shares the number of shares of Common Stock subject to Awards under the Plan, bringing the total to 2,000,000 shares, (iv) an increase in the maximum number of shares of Common Stock with respect to which Awards can be granted to any individual from 100,000 shares to 500,000 shares of Common Stock in any fiscal year, and (v) certain other amendments.


                                   ARTICLE II.

                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

          2.1. "Acquisition Events" shall have the meaning set forth in Section 4.2(d).

          2.2. "Alternative Option" shall have the meaning set forth in Section 14.1(c).

          2.3. "Award" shall mean any award under this Plan of any Stock Option, Common Stock, Restricted Stock, Stock Appreciation Right, Performance Unit, Performance Share or Other Stock-Based Award. All Awards, other than Common Stock elected under Article XII, shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

          2.4. "Board" shall mean the Board of Directors of the Company.

          2.5. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, (i) in the case where there is no employment or consulting agreement, change in control agreement or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award, or where there is an employment or consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement either does not define "cause" (or words of like import) or a "cause" termination would not be permitted under such agreement at that time because other conditions were not satisfied, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or a Designated Subsidiary; or (ii) in the case where there is an employment or consulting agreement, change in control agreement or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import) and a "cause" termination would be permitted under such agreement at that time, termination that is or would be deemed to be for "cause" (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

          2.6. "Change in Control" and "Change in Control Price" shall have the meanings set forth in Article XIV.

          2.7. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

          2.8. "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Code, a "non-employee director" as defined in Rule 16b-3 and, to the etent required by Section 162(m) of the Code and the regulations thereunder, an "outside director" as defined under Section 162(m) of the Code, provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

          2.9. "Common Stock" shall mean the Common Stock, $.01 par value per share, of the Company.

          2.10. "Company" shall mean Rose's Holdings, Inc.

          2.11. "Consultant" shall mean any adviser or consultant to the Company and its Designated Subsidiaries who is eligible pursuant to Section 5.1 to be granted Awards under this Plan.

          2.12. "Designated Subsidiary" shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Code.

          2.13. "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

          2.14. "Effective Date" shall mean the effective date of this Plan as defined in Article XVIII.

          2.15. "Eligible Employees" shall mean the employees of the Company and the Designated Subsidiaries who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

          2.16. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          2.17. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if the Common Stock is not then traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Fair Market Value of the Common Stock shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award (other than a Performance Unit Award granted in a dollar amount), the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the conversion of a monetary Performance Unit Award to an aggregate number of shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.1. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

          2.18. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, (i) in the case where there is no employment or consulting agreement, change in control or similar agreement in effect between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award, or where there is an employment or consulting agreement, change in control or similar agreement in effect at the time of the relevant grant or Award, but such agreement either does not define "good reason" (or words of like import) or a good reason termination would not be permitted under such agreement at that time because other conditions were not satisfied, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (ii) in the case where there is an employment or consulting agreement, change in control or similar agreement in effect, between the Company or a Designated Subsidiary and the Participant at the time of the relevant grant or Award that defines "good reason" (or words of like import) and a good reason termination would be permitted under such agreement at that time, termination due to "good reason" (or words of like import) as specifically provided in such agreement; provided, that with regard to any agreement that conditions "good reason" on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

          2.19. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          2.20. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 8.6 of this Plan which may be a Tandem Stock Appreciation Right or a Non- Tandem Stock Appreciation Right.

          2.21. "Meeting Fees" shall mean any fees to which a Non-Employee Director is entitled for attending Board meetings or for attending the meetings of any Board committee of which the Non-Employee Director is a member.

          2.22. "Non-Employee Director" shall mean any non-employee director of the Company who is not an employee of the Company or any Designated Subsidiary and who is eligible pursuant to Section 5.2 to elect to receive Common Stock or Stock

     Options in lieu of Retainer Fees or Total Director Fees payable in cash, pursuant to Article XII.

          2.23. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

          2.24. "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

          2.25. "Other Stock-Based Award" shall have the meaning set forth in
     Article XI.

          2.26. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and Designated Subsidiaries and Non-Employee Directors of the Company who elect to receive Common Stock or Stock Options in lieu of Retainer Fees or Total Director Fees payable in cash, pursuant to Article XII.

          2.27. "Performance Cycle" shall have the meaning set forth in Section 10.1.

          2.28. "Performance Period" shall have the meaning set forth in Section 9.1.

          2.29. "Performance Share" shall mean an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of a specified Performance Period or thereafter.

          2.30. "Performance Unit" shall mean an Award made pursuant to Article X of this Plan of the right to receive an amount payable in cash or Common Stock or a combination of both at the end of a specified Performance Cycle or thereafter.

          2.31. "Reloads" shall have the meaning set forth in Section 6.3(h).

          2.32. "Restricted Stock" shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article VII.

          2.33. "Restriction Period" shall have the meaning set forth in Section 7.3(a) with respect to Restricted Stock for Eligible Employees and Consultants.

          2.34. "Retainer Fee" shall mean the fee to which a Non-Employee Director is entitled for service on the Board as a director during a fiscal year of the Company.

          2.35. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a termination without Cause from the Company and/or a Designated Subsidiary by a Participant who has attained (i) at least age 65; (ii) at least age 62 and performed 10 or more years of service with the Company (or its predecessors) and/or a Designated Subsidiary; or (iii) such earlier date after age 55 as approved by the Committee with regard to such Participant.

          2.36. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

          2.37. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

          2.38. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VIII.

          2.39. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or any Option to purchase shares of Common Stock granted to Non-Employee Directors pursuant to Article XII.

          2.40. "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

          2.41. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, as defined in Section 422 of the Code, or any "parent" or "subsidiary" corporation of the Company within the meaning of Section 424 of the Code.

          2.42. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Designated Subsidiaries. In the event an entity shall cease to be a Designated Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Designated Subsidiary at the time the entity ceases to be a Designated Subsidiary.

          2.43. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a

     Participant from the Company and its Designated Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Designated Subsidiary, unless the Participant thereupon becomes employed by the Company or another Designated Subsidiary.

          2.44. "Total Director Fees" shall mean the sum of a Non-Employee Director's Retainer Fee and Meeting Fees for a fiscal year of the Company.

          2.45. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                  ARTICLE III.

                                 ADMINISTRATION

     3.1. The Committee. This Plan shall be administered and interpreted by the Committee, except that, if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

     3.2. Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof): (i) Stock Options; (ii) Restricted Stock; (iii) Stock Appreciation Rights; (iv) Performance Shares; (v) Performance Units; and (vi) Other Stock- Based Awards to Eligible Employees and Consultants. Non-Employee Directors of the Company may elect to receive Common Stock or Stock Options in lieu of Retainer Fees or Total Director Fees pursuant to Article XII. In particular, the Committee shall have the authority:

          (a) to select the Eligible Employees and Consultants to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards may from time to time be granted hereunder;

          (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units, Other Stock-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

          (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee, Consultant or Non-Employee Director granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

          (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under this Plan;

          (g) to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right; and

          (h) to determine whether to require an Eligible Employee, Consultant or Non- Employee Director, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award.

     3.3. Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and otherwise to supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with
Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

     3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     3.7. Designation of Consultants/Liability.

          (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

          (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law, under the Certificate of Incorporation or By-Laws of the Company or Designated Subsidiary or otherwise. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.


                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

     4.1. Shares.

          (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 2,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. If any Performance Shares, Performance Units or Other Stock-Based Awards awarded under this Plan are forfeited, the number of shares of Common Stock underlying the forfeited Performance Shares, Performance Units or Other Stock-Based Awards shall again be available for purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

          (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2).

               (ii) The maximum number of shares of Restricted Stock for which the lapse of the relevant Restriction Period is subject to the attainment of preestablished performance goals in accordance with Section 7.3(a)(ii) herein which may be granted under this Plan to each Eligible Employee or Consultant shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the lapse of the relevant Restriction Period is not subject to attainment of preestablished performance goals in accordance with Section 7.3(a)(ii) herein.

               (iii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Options.

               (iv) The maximum value at grant of Performance Units which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be $50,000. Each Performance Unit shall be referenced to one share of Common Stock and shall be charged against the available shares under this Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 10.1.

               (v) The maximum number of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2).

               (vi) The maximum number shares of Common Stock subject to any Other Stock-Based Awards which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 500,000 shares (subject to any increase or decrease pursuant to Section 4.2).

     4.2. Changes.

          (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Designated Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the

     Company or Designated Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or Transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

          (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

          (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
     Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

     4.3. Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.


                                   ARTICLE V.

                                   ELIGIBILITY

     5.1. All employees and Consultants of the Company and its Designated Subsidiaries are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units and Other Stock-Based Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

     5.2. Non-Employee Directors of the Company are only eligible to receive Common Stock [or Stock Options] in lieu of Retainer Fees or Total Director Fees payable in cash, in accordance with Article XII of this Plan.


                                   ARTICLE VI.

                               STOCK OPTION GRANTS

     6.1. Options. Each Stock Option granted hereunder shall be an Incentive Stock Option or a Non-Qualified Stock Option.

     6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Under no circumstances shall the Committee grant Incentive Stock Options to any Consultant.

     6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a) Exercise Price. The exercise price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the 100% of the Fair Market Value of a share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and thereby deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in such form, or such other arrangement for the satisfaction of the exercise price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder, Common

     Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock based, in each case, on the Fair Market Value of the Common Stock on the payment date (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.

          (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Designated Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          (g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

          (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting reloads such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock

     Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.


                                  ARTICLE VII.

                             RESTRICTED STOCK AWARDS

     7.1. Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     7.2. Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the agreement evidencing the Restricted Stock Award and has otherwise complied with the applicable terms and conditions of such Restricted Stock Award. Further, such Restricted Stock Award shall be subject to the following conditions:

          (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

          (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

          (c) Legend. A Restricted Stock Award shall be evidenced by a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent. A certificate evidencing a Restricted Stock Award shall bear an appropriate legend referring to the terms, conditions and restrictions applicable thereto substantially in the following form:

          "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Rose's Holdings, Inc. (the

     "Company") Long Term Stock Incentive Plan and an Agreement entered into
     between the registered owner and the Company dated    . Copies of such Plan
     and Agreement are on file at the principal office of the Company."

          (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company or of a third party until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3. Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XIII and the following restrictions and conditions:

          (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the "Restriction Period") commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of objective performance goals established pursuant to Section 7.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

               (ii) Performance Goals, Formulae or Standards (the "Performance Goals"). If the lapse of restrictions is based on the attainment of objective Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. With regard to a Restricted Stock Award that is intended to comply with
     Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          (b) Rights as Stockholder. Except as provided in this Section 7.3(b) and Section 7.3(a) and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

          (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law.


                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

     8.1. Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

     8.2. Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XIII and the following:

          (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.

          (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

     8.3. Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

     8.4. Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XIII and the following:

          (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

          (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non- Tandem Stock Appreciation Rights to be exercised.

          (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

     8.5. Exercise of Tandem and Non-Tandem Stock Appreciation Rights. A Participant required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may exercise his or her Stock Appreciation Right, provided, that solely to the extent required by Section 16 of the Exchange Act, it is made during any period in which such election or exercise may be made under the applicable provisions of Rule 16b-3.

     8.6. Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

                                   ARTICLE IX.

                               PERFORMANCE SHARES

     9.1. Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

     Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other nonperformance based factors or criteria as the Committee may determine in its sole discretion.

     9.2. Terms and Conditions. The prospective Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with Article XIII hereof and the following terms and conditions:

          (a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

          (b) Payment. Following the Committee's determination in accordance with Section 9.2(a), shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such individual's earned Performance Share Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.

          (c) Performance Goals, Formulae or Standards (the "Performance Goals"). The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance

     Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          (d) Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from the last day of the first year of the Performance Period until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Period until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Security rate on the first day of each applicable fiscal year.


                                   ARTICLE X.

                                PERFORMANCE UNITS

     10.1. Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Units shall be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

     Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted for calculation purposes of growth in value to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the close of trading on the first business day following the announcement of the annual financial results of the Company for the fiscal year of the Company immediately preceding the fiscal year of the commencement of the relevant Performance Cycle, provided that the Committee may provide that the minimum price for such conversion shall be the Fair Market Value on the date of grant.

     Each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.2(c) and such other nonperformance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.2(d) to the extent any portion of the Performance Unit Award is earned.

     10.2. Terms and Conditions. A Participant selected to receive Performance Units shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Unit Award agreement evidencing the Award to the Company and has otherwise complied with
Article XIII and the following terms and conditions:

          (a) Earning of Performance Unit Award. At the expiration of the applicable Performance Cycle, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10.2(c) are achieved and the percentage of each Performance Unit Award that has been earned.

          (b) Payment. Following the Committee's determination in accordance with Section 10.2 (a), cash and/or shares of Common Stock, as determined by the Committee in its sole discretion, shall be delivered to the Participant, in an amount equal to such individual's earned Performance Unit Award. Notwithstanding the foregoing, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned Performance Unit Award and/or subject the payment of all or part of any Performance Unit Award to additional vesting and forfeiture conditions as it deems appropriate.

          (c) Performance Goals, Formulae or Standards (the "Performance Goals"). The Committee shall establish the objective Performance Goals for the earnings of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable

Performance Goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

          (d) Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from the last day of the first year of the Performance Cycle until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the first day of the second year of the Performance Cycle until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than a rate equal to the four-year U.S. Government Security rate on the first day of each applicable fiscal year.


                                   ARTICLE XI.

                            OTHER STOCK-BASED AWARDS

     11.1. Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards") may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

     Subject to the provisions of this Plan, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, the ability of Participants to defer the receipt of Common Stock pursuant to such Awards and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

     11.2. Terms and Conditions. Other Stock-Based Awards made pursuant to this
Article XI shall be subject to Article XIII and the following terms and conditions:

          (a) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of

     Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

          (b) Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

          (c) Waiver of Limitation. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.

          (d) Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.


                                  ARTICLE XII.

                          NON-EMPLOYEE DIRECTOR AWARDS

     12.1. General. The terms of this Article XII shall apply only to Non-Employee Directors who are eligible to elect to receive Common Stock or Stock Options in lieu of Retainer Fees or Total Director Fees payable in cash.

     12.2. Non-Employee Director Election. Each Non-Employee Director may elect, in accordance with Section 12.3 below, to receive Awards of Common Stock or Stock Options in lieu of receiving: (i) cash payment of Retainer Fees, or (ii) cash payment of Total Director Fees. A Non-Employee Director may not elect to receive Common Stock or Stock Options solely in lieu of receiving cash payment of Meeting Fees.

     12.3. Timing and Manner of Election. Any election to receive Common Stock or Stock Options as payment of Retainer Fees or Total Director Fees shall be made in writing to the Board prior to the first day of the Company's fiscal year during which the Retainer Fees or Total Director Fees are earned. Each election, which shall be made in a manner as determined by the Board, shall designate: (i) whether the election applies to Retainer Fees or Total Director Fees, and (ii) whether the Retainer Fees or Total Director Fees, as applicable, are to be awarded in cash, Common Stock or Stock Options.

          (a) Irrevocable Election. An election under this Article XII is irrevocable and is only valid for the Company's fiscal year following the election. If a new election is not made with respect to any subsequent fiscal year, the Retainer Fees and Meeting Fees earned during such subsequent fiscal year will be paid in cash.

          (b) Mid-Year Participation. An individual who becomes a Non-Employee Director after the date by which an election would otherwise be required to be made hereunder with respect to a fiscal year may elect to receive an Award during that fiscal year by making an election, in the form required hereunder, within 30 days after the individual becomes a Non-Employee Director and such election shall become effective the first day of the month following the date of the election.

     12.4. Date of Grant. Awards that are attributable to Retainer Fees will be made on the first day of each quarter of the Company's fiscal year. Awards that are attributable to Meeting Fees will be made on the dates of the Board meetings and/or committee meetings with respect to which such Awards relate.

     12.5. Common Stock. On each date of grant, as determined in accordance with
Section 12.4 above, each Non-Employee Director shall receive that number of shares of Common Stock determined by dividing: (i) the amount of Retainer Fees or Total Director Fees that the Non-Employee Director elected to receive in Common Stock, by (ii) the Fair Market Value of the Common Stock at the time of grant. Common Stock granted under this Article XII shall be subject to the following terms and conditions:

          (a) Fractional Shares. The value of fractional shares of Common Stock shall be paid in cash.

          (b) Purchase Price. The purchase price of a share of Common Stock shall be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

          (c) Legends. Each Non-Employee Director receiving Common Stock granted under this Article XII shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of the Non-Employee Director and shall bear an appropriate legend, to the extent required by applicable law, as the Company may determine upon advice of counsel, referring to the legal restrictions applicable to such shares. Shares of Common Stock shall be subject to the requirements of
     Section 17.1.

     12.6. Stock Options. On each date of grant, as determined in accordance with Section 12.4 above, each Non-Employee Director shall receive that number of Stock Options determined by dividing: (i) the amount of Retainer Fees or Total Director Fees that the Non- Employee Director elected to receive in the form of Stock Options, by (ii) the value of one Stock Option on the date of grant as determined in good faith by the Board, based on a Black- Scholes Option pricing model (calculated by an accounting, investment banking or appraisal firm selected by the Board) and such other factors as the Board deems appropriate. Options granted under this Article XII shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

          (a) Fractional Options. Stock Option Awards for fractional shares of Common Stock shall be disregarded.

          (b) Non-Qualified Option. Stock Options granted under this Article XII shall be Non-Qualified Stock Options.

          (c) Option Price. The purchase price per share deliverable upon the exercise of an Option granted pursuant to this Section 12.6 shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

          (d) Exercisability. Any Option granted under this Article XII shall always be fully vested and exercisable.

          (e) Method for Exercise. A Non-Employee Director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the Non-Employee Director or a combination thereof or by such other method as approved by the Board.

          (f) Option Term. If not previously exercised each Option shall expire upon the fifth anniversary of the date of the grant thereof.



                                  ARTICLE XIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                        EMPLOYMENT/CONSULTANCY PROVISIONS


     13.1. No Stock Option, Stock Appreciation Right, Performance Share, Performance Unit or Other Stock-Based Award shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

     13.2. Termination of Employment or Termination of Consultancy. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:

          (a) Termination of Employment or Termination of Consultancy for Stock Options and Stock Appreciation Rights.

               (i) Termination by Reason of Death. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at the Participant's death (or to such greater extent as the Committee, in its sole discretion, shall determine), by the legal representative of the estate, at any time within a period of [one year] from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

               (ii) Termination by Reason of Disability. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at the Participant's termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of [one year] from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

               (iii) Termination by Reason of Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one year from the date of such termination (or to such greater extent as the Committee, in its sole discretion, shall determine), but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or Non- Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Non-Tandem Stock Appreciation Right.

               (iv) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or is for Good Reason, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

               (v) Termination Without Good Reason or Voluntary Resignation. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason or is due to a voluntary resignation and such termination occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, may be exercised, to the extent exercisable at termination (or to such greater extent as the Committee, in its sole discretion, shall determine), by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

               (vi) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary termination with or without Good Reason within 90 days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

          (b) Termination of Employment or Termination of Consultancy for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

          (c) Termination of Employment or Termination of Consultancy for Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

          (d) Termination of Employment or Termination of Consultancy for Other Stock- Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.


                                  ARTICLE XIV.

                          CHANGE IN CONTROL PROVISIONS

     14.1. Benefits. In the event of a Change in Control of the Company, the Participant shall be entitled to the following benefits:

          (a) Subject to Section 14.1(c), all outstanding Stock Options (other than Stock Options granted to Non-Employee Directors pursuant to Article
     XII) and any related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company or Designated Subsidiary for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, "Change in Control Price" shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding a Change in Control.

          (b) The restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control. Furthermore, the conditions required for vesting of any unvested Performance Units, Performance Shares and/or Other Stock-Based Awards shall be deemed to be satisfied in full upon such Change in Control.

          (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at grant, no acceleration of exercisability shall occur with respect to an Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must comply with the following criteria, such compliance to be determined in the sole discretion of the Committee prior to the date of Change of Control:

               (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days following the Change in Control;

               (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

               (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

          For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

          In no event shall this Section 14.1(c) apply to Stock Options granted to Non- Employee Directors.

     14.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

          (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 14.2(a), (c), or (d) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the 2 year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

          (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.


                                   ARTICLE XV.

                      TERMINATION OR AMENDMENT OF THIS PLAN

     15.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of
Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan;
(ii) increase the maximum individual Participant limitations for a fiscal year under

Section 4.1(b); (iii) change the classification of employees, consultants and non-employee directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum option period under Section 6.3; (vi) change any rights under this Plan with regard to Non-Employee Directors; (vii) materially alter the performance criteria for the Award of Restricted Stock, Performance Shares or Performance Units as set forth in Exhibit A; or (viii), require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, with respect to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan (subject to Section 4.2), decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

     Except with respect to any Non-Employee Director's election to receive Common Stock or Stock Options in lieu of Retainer Fees or Total Director Fees payable in cash pursuant to Article XII, which award shall be final when made, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.


                                  ARTICLE XVI.

                                  UNFUNDED PLAN

     16.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                  ARTICLE XVII.

                               GENERAL PROVISIONS

     17.1. Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     17.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     17.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

     17.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay to the Company all amounts required by law to be withheld.

     The Committee may, in its sole discretion, permit any such withholding obligation with regard to any Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Subject to the advance approval of the Committee, an Eligible Employee required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations only if the election complies with such conditions, if any, as are necessary to prevent the withholding of such shares from being subject to the applicable provisions of Section 16(b) of the Exchange Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     17.5. Listing and Other Conditions.

          (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     17.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     17.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     17.8. Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     17.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

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     17.10. No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     17.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

     17.12. Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

     17.13. Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

     17.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                 ARTICLE XVIII.

                             EFFECTIVE DATE OF PLAN

     On September 2, 1998, the Board adopted this Plan, as amended and restated, effective as of the date of approval thereof by the stockholders of the Company at their annual meeting in accordance with the requirements of the laws of the State of Delaware.


                                  ARTICLE XIX.

                                  TERM OF PLAN

     No Award shall be granted pursuant to this Plan on or after October __, 2008, but Awards granted prior to such tenth anniversary may extend beyond that date.

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                                   ARTICLE XX.

                                  NAME OF PLAN

     This Plan, as amended and restated, shall be known as the Rose's Holdings, Inc. Long Term Stock Incentive Plan. This Plan was formerly known as the Rose's Stores, Inc. Long Term Stock Incentive Plan.

                                       38
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                                    EXHIBIT A

     The Performance Goals in respect of the applicable Awards referred to in the Rose's Holdings, Inc. Long Term Stock Incentive Plan (the "Plan") granted to Participants, shall be based on one or more of the following criteria: (i) the attainment of certain target levels of, or percentage increase in, pre-tax profit of the Company (or a subsidiary, division or other operational unit of the Company); (ii) the attainment of certain target levels of, or a percentage increase in, after-tax profits of the Company (or a subsidiary, division or other operational unit of the Company); (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow of the Company (or a subsidiary, division or other operational unit of the Company); (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, if any, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Company; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operation of the Company (or a subsidiary, division or other operational unit of the Company); (vi) the attainment of certain target levels of, or a specified percentages increase in, revenues, net income, earnings before (A) interest, (B) taxes, (C) depreciation and/or (D) amortization, of the Company (or a subsidiary, division or other operational unit of the Company); (vii) the attainment of certain target levels of, or a specified increase in, return on invested capital or return on investment; (viii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity of the Company (or any subsidiary, division or other operational unit of the Company; and (ix) the attainment of a certain target level of, or reduction in, selling, general and administrative expense as a percentage of revenue of the Company (or any subsidiary, division or other operational unit of the Company). The criteria listed above for the Company (or any subsidiary, division or other operational unit of the Company) shall be determined in accordance with generally accepted accounting principles consistently applied by the Company, but before consideration of payments to be made pursuant to this Plan.